UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Taxable Fixed Income Funds

Semi-Annual Report March 31, 2015

Share Class / Ticker Symbol
	Class A	Class C	Class R3	Class I

Nuveen Preferred Securities Fund	NPSAX	NPSCX	NPSTX	NPSRX

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NOT FDIC INSURED MAY LOSE VALUE
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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The economic story outside the U.S. continues to improve. Despite the drama over Greece’s debt negotiations, the European economy appears to be stabilizing. Japan is on a moderate recovery path as it emerged from recession late last quarter. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Some areas of concern were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 22, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Preferred Securities Fund

The Nuveen Preferred Securities Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Douglas M. Baker, CFA, and Brenda A. Langenfeld, CFA, serve as the Fund’s portfolio management team. Here Doug and Brenda discuss the Fund’s key investment strategies and performance for the six-month reporting period ended March 31, 2015.

How did the Fund perform during the six-month reporting period ended March 31, 2015?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund’s Class A Shares at net asset value (NAV) for the six-month, one-year, five-year and since inception periods ended March 31, 2015.

During the six-month reporting period ended March 31, 2015, the Fund underperformed the Custom Benchmark Index and the BofA/Merrill Lynch Fixed Rate Preferred Securities Index, but outperformed the Lipper classification average. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What strategies were used to manage the Fund during the six-month reporting period ended March 31, 2015 and how did these strategies influence performance?

The Fund seeks to provide a high level of current income and total return with at least an 80% allocation to preferred and hybrid securities. The Fund normally invests at least 50% of its net assets in investment grade rated securities. The Fund seeks to meet its investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in other types of securities, including corporate debt securities, U.S. government and agency debt, taxable municipal securities and convertible preferred securities.

Our investment process begins with identifying the investable universe of preferred securities. We then narrow the universe and focus on the highly regulated industries such as banking, utility and insurance, and subsequently analyze each sector’s relative value profile. We perform quantitative analysis at the individual security level to help identify the most compelling structures for each issuer. We regularly evaluate performance via attribution analysis to develop an understanding of the variables that drove returns during any given measurement period.

While the Fund did post positive absolute returns for the six-month reporting period ended March 31, 2015, it underperformed the Custom Benchmark Index and the BofA/Merrill Lynch Fixed Rate Preferred Securities Index during the reporting period. There were several broad investment themes running within the Fund during the reporting period, some of which contributed to, and some of which partially offset, the relative underperformance. The Fund’s positioning included an overweight to fixed-to-floating rate coupon structures; an overweight to the $1000 par side of the market; an overweight to more subordinate Tier 1 structures versus more senior Tier 2 structures; an overweight to lower investment grade and below investment grade securities and finally an overweight to the insurance and bank subsectors, and counterbalancing underweights to the utility, real estate investment trust (REIT), and industrial subsectors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

With the $25 par retail side of the preferred/hybrid market outperforming the $1000 par institutional side, our Fund’s meaningful overweight to $1000 par securities detracted from relative performance. Our overweight to the $1000 par side of the market was heavily concentrated in fixed-to-floating rate coupon structures, which all else being equal, have lower interest rate sensitivity and lower duration extension risk compared to preferred/hybrid securities with traditional fixed rate coupons. Investor apprehension regarding higher interest rates continued to abate as we progressed through the reporting period. This change in sentiment and continued low interest rate environment, were particularly beneficial to the $25 par side of the market. Retail investor demand often spikes for income producing securities in low interest rate environments, especially when it coincides with little concern for rising interest rates. On the other hand, institutional investors typically focus more holistically on total return, irrespective as to whether that return is generated via income or price appreciation. As a result, during the reporting period, the option adjusted spread (OAS) of the primarily $25 par BofA/Merrill Lynch Fixed Rate Preferred Securities Index compressed 45 basis points reflecting strong retail demand, while the OAS of the predominately $1000 par Barclays USD Capital Securities Index actually widened by 15 basis points over the same time period. Unfortunately, if interest rates do rise in the near future, the $25 par side of the market is more at risk of duration extension than the $1000 par side of the market due to higher proportion of traditional fixed rate coupon structures on the $25 par side of the market. For example, between January 1, 2013 and December 31, 2013 the ten-year U.S. treasury rate increased 120 basis points. During that time, the effective duration of the primarily $25 par BofA/Merrill Lynch Fixed Rate Preferred Securities Index increased 36% from 5.38 to 7.34 years (actually reaching nearly 8.5 years as of October 31, 2013). However, the predominately $1000 par Barclays USD Capital Securities Index effective duration increased only about 1%, or from 6.55 to 6.64 years.

Also during the reporting period, relatively subordinate Tier 1 structures underperformed their more senior lower Tier 2 counterparts. The Tier 1 subsector of the Barclays USD Capital Securities Index posted a return of 3.94%, which was 117 basis points below the 5.11% return posted by the Lower Tier 2 subsector. Historically, the relative performance between Tier 1 and lower Tier 2 securities is heavily influenced by differences in how credit spreads change between the two subsectors during a given reporting period. Interestingly, during the six-month reporting period ended March 31, 2015, the option adjusted spreads (OAS) for the Tier 1 and lower Tier 2 segments of the Barclays USD Capital Securities Index each moved wider by approximately 15 basis points. What primarily drove the difference in performance between Tier 1 and lower Tier 2 structures was a meaningful difference in effective duration between the two subsectors. As of March 31, 2015, the duration of the Tier 1 category stood at 6.1 years, materially lower than the 7.27 year duration of the lower Tier 2 index. With interest rates decreasing and with the yield curve flattening, it was no surprise that the Tier 1 index failed to keep up with its lower Tier 2 counterpart and thus the Tier 1 overweight detracted from the Fund’s relative performance versus the Custom Benchmark Index.

The Fund held an overweight to lower investment grade and below investment grade securities relative to the Custom Benchmark Index. Typically, what drives the relative performance between below investment grade and investment grade preferred/hybrid securities is much like what drives relative performance between Tier 1 and lower Tier 2 securities. That is, relative performance between these segments is often dictated by differences in changes to credit spreads over a given period of time. However, during the most recent reporting period, and similar to what we witnessed between Tier 1 and lower Tier 2 securities, lower investment grade and below investment grade preferred/hybrid securities underperformed their higher rated counterparts due primarily to a difference in duration profiles. The Barclays USD Capital Securities Lower Tier 2 BBB-rated sub-index had a duration of 6.87 as of March 31, 2015, about 0.9 years less than the Lower Tier 2 A-rated or better sub-index’s 7.77 year duration. The Fund’s overweight to lower investment grade and below investment grade securities contributed slightly to the underperformance versus the Custom Benchmark Index.

The Fund had a meaningful overweight to the insurance subsector of the preferred/hybrid market and a modest overweight to the bank subsector. This tilt to the portfolio resulted in offsetting underweights to the utility, REIT and industrial subsectors. The overweight to the bank subsector is a newer relative positioning within the strategy and resulted from paring back what has been a meaningful overweight to the insurance subsector. We continue to believe that the insurance subsector is meaningfully overcapitalized and thus unlikely to generate a significant amount of new issue in the primary market. As a result, this supply/demand dynamic within the insurance subsector should continue to be supportive of valuations for insurance preferred/hybrid securities. And indeed, during the most recent reporting period, we observed very little new issue flow out of the insurance subsector.

As for the increased exposure to the bank subsector, during the reporting period, we found increasingly attractive opportunities within both the U.S. bank and non-U.S. bank primary markets. As a result of several compelling new issue opportunities in the bank

6	Nuveen Investments

space, we selectively allocated away from existing exposure to the insurance subsector. While we participated in a handful of new issue preferred stock structures issued by U.S. banks, we also selectively participated in a handful of new issue CoCo (contingent capital securities) structures issued by European banks and added to some existing positions. We anticipate that the CoCo market will eventually grow in size to over $300 billion. Today, the CoCo market is well over $100 billion. CoCo securities contain explicit loss-absorbing features, such as: equity conversion; permanent write-down of principle; or temporary write-down of principle with the possibility of a future write-up (when/if the issuer is able to replenish its capital back above the Tier 1 threshold trigger). These explicit losses are usually realized upon the breach of a predetermined minimum capital level, or when a regulator feels the institution may be nearing a point of non-viability. We will allocate selectively to these securities when we believe that the issuer has sufficient amounts of capital to meaningfully insulate investors from both a trigger event and an impairment of coupon payment.

The insurance subsector of the Barclays USD Capital Securities Index posted a 6.08% return for the reporting period and the bank subsector posted a return of 5.04%, both of which meaningfully outperformed the non-financial subsector return of 1.99%. The insurance subsector benefitted from both positive supply/demand technicals and a relatively longer duration profile. The insurance subsector’s effective duration stood at 9.2 years as of March 31, 2015, higher than the bank subsector’s duration of 7.2 years, but both the insurance and bank subsectors’ duration being materially higher than the duration of the non-financial subsector which stood at 3.9 years. While the Fund’s overweight to the insurance and bank subsectors did capture some relative outperformance versus the Custom Benchmark Index, the magnitude was slightly muted as we focused more on the shorter duration security structures within these sectors.

During the reporting period, the Fund also had a position in an interest rate swap contract to reduce the duration of the overall portfolio. This swap detracted slightly from performance during the period as interest rates declined, which affects the value of these swaps. As of the end of the reporting period, the Fund had terminated its interest rate swap position.

Nuveen Investments	7

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, illiquid securities risk, concentration risk, non-diversification risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects the Fund’s past performance and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends consisting only of net investment income at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of March 31, 2015, the Fund had a positive UNII balance, based upon our best estimate, for tax purposes and a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6—Income Tax Information within the Notes to Financial Statements of this report.

8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund is shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Preferred Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	3.54%	7.02%	9.92%	6.35%
Class A Shares at maximum Offering Price	(1.35)%	1.94%	8.85%	5.72%
BofA/Merrill Lynch Fixed Rate Preferred Securities Index	6.19%	10.81%	7.92%	2.56%
Custom Benchmark Index	5.74%	10.12%	8.12%	3.98%
Lipper Flexible Income Funds Classification Average	2.66%	5.26%	7.54%	5.78%

Class C Shares	3.15%	6.15%	9.10%	5.57%
Class R3 Shares	3.41%	6.69%	9.64%	11.12%
Class I Shares	3.73%	7.27%	10.20%	6.62%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 12/19/06. Since inception returns for Class R3 Shares are from 9/29/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.07%	1.82%	1.32%	0.82%

10	Nuveen Investments

Yields as of March 31, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Preferred Securities Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	5.13%	4.62%	5.14%	5.62%
SEC 30-Day Yield	4.72%	4.21%	4.71%	5.21%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	11

Holding

Summaries as of March 31, 2015

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc.1 Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Preferred Securities Fund

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	34.6%
Corporate Bonds	0.8%
$1000 Par (or similar) Institutional Preferred	63.5%
Repurchase Agreements	1.4%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Top Five Issuers

(% of net assets)

Citigroup Inc.	3.7%
JPMorgan Chase & Company	3.6%
Financial Security Assurance Holdings	3.3%
Morgan Stanley	3.2%
General Electric Capital Corporation	2.9%

Portfolio Composition

(% of net assets)

Banks	38.4%
Insurance	27.1%
Diversified Financial Services	8.8%
U.S. Agency	8.6%
Capital Markets	8.2%
Other	7.8%
Repurchase Agreements	1.4%
Other Assets Less Liabilities	(0.3)%
Net Asset	100%

Credit Quality

(% of total long-term investments)

A	4.6%
BBB	48.4%
BB or Lower	43.0%
N/R (not rated)	4.0%
Total	100%

1	The Fund’s investment limitations with respect to ratings are based on the highest rating provided by any independent rating agency, including agencies other than the three named above.

12	Nuveen Investments

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2015.

The beginning of the period is October 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Preferred Securities Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,035.40	$1,031.50	$1,034.10	$1,037.30
Expenses Incurred During Period	$5.43	$9.22	$6.69	$4.17
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.60	$1,015.86	$1,018.35	$1,020.84
Expenses Incurred During Period	$5.39	$9.15	$6.64	$4.13

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.07%, 1.82%, 1.32% and 0.82% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	13

Nuveen Preferred Securities Fund

Portfolio of Investments	March 31, 2015 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.9%

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 34.6%

	Banks – 8.1%

147,753	Citigroup Inc.	8.125%	BB+	$4,296,657

831,317	Citigroup Inc.	7.125%	BB+	22,977,602

434,010	Citigroup Inc.	6.875%	BB+	11,831,113

112,951	City National Corporation	6.750%	Baa3	3,290,263

508,667	Countrywide Capital Trust III	7.000%	Ba1	13,169,389

256,113	Fifth Third Bancorp.	6.625%	BB+	7,235,192

106,023	PNC Financial Services	6.125%	BBB–	3,053,462

209,727	Private Bancorp Incorporated	7.125%	N/R	5,572,446

121,670	Regions Financial Corporation	6.375%	BB	3,067,301

737,300	Regions Financial Corporation	6.375%	BB	19,110,816

300,200	Texas Capital Bancshares Inc.	6.500%	BB–	7,498,996

70,000	U.S. Bancorp.	6.500%	Baa1	2,079,700

433,059	Wells Fargo & Company	6.625%	BBB	12,225,256

68,100	Zions Bancorporation	6.950%	BB+	1,878,198

359,248	Zions Bancorporation	6.300%	BB–	9,383,558
	Total Banks			126,669,949

	Capital Markets – 4.6%

54,600	Goldman Sachs Group, Inc.	6.375%	BB+	1,458,912

527,600	Goldman Sachs Group, Inc.	5.500%	BB	13,284,968

1,244,913	Morgan Stanley	7.125%	BB	35,442,673

534,880	Morgan Stanley	6.875%	BB	14,714,549

266,785	State Street Corporation	5.900%	BBB	7,280,563
	Total Capital Markets			72,181,665

	Consumer Finance – 0.6%

90,900	Capital One Financial Corporation	6.700%	Ba1	2,423,394

210,053	Discover Financial Services	6.500%	BB–	5,444,574

30,200	GMAC Capital Trust I	8.125%	B+	792,750
	Total Consumer Finance			8,660,718

	Diversified Financial Services – 2.6%

698,155	ING Groep N.V.	7.375%	Ba1	17,977,491

399,112	ING Groep N.V.	7.200%	Ba1	10,293,098

112,686	ING Groep N.V.	7.050%	Ba1	2,896,030

152,041	ING Groep N.V.	6.375%	Ba1	3,886,168

52,681	ING Groep N.V.	6.125%	Ba1	1,338,097

14	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value

	Diversified Financial Services (continued)

152,500	KKR Financial Holdings LLC	7.375%	BBB	$4,094,625
	Total Diversified Financial Services			40,485,509

	Diversified Telecommunication Services – 0.2%

102,380	Verizon Communications Inc.	5.900%	A–	2,769,379

	Electric Utilities – 0.2%

143,000	Entergy Arkansas Inc., (3)	6.450%	BB+	3,592,875

	Food Products – 2.0%

490,000	CHS Inc.	7.875%	N/R	13,989,500

385,400	CHS Inc.	7.100%	N/R	10,409,654

265,500	CHS Inc.	6.750%	N/R	6,908,310
	Total Food Products			31,307,464

	Insurance – 8.2%

113,570	Aegon N.V.	8.000%	Baa1	3,227,659

191,764	Aegon N.V.	6.375%	Baa1	4,878,476

381,180	Arch Capital Group Limited	6.750%	BBB	10,413,838

93,825	Aspen Insurance Holdings Limited	7.250%	BBB–	2,486,363

775,322	Aspen Insurance Holdings Limited	5.950%	BBB–	19,910,269

412,627	Axis Capital Holdings Limited	6.875%	BBB	11,116,171

87,031	Delphi Financial Group, Inc., (3)	7.376%	BBB–	2,194,817

346,781	Endurance Specialty Holdings Limited	7.500%	BBB–	9,279,860

187,876	Hartford Financial Services Group Inc.	7.875%	BB+	5,771,551

666,078	Kemper Corporation	7.375%	Ba1	17,484,547

492,854	Maiden Holdings Limited	8.250%	BB	12,991,631

48,610	Maiden Holdings NA Limited	8.000%	BBB–	1,294,484

373,918	Maiden Holdings NA Limited	7.750%	BBB–	10,069,612

146,445	Montpelier Re Holdings Limited	8.875%	BBB–	3,880,792

417,500	Reinsurance Group of America Inc.	6.200%	BBB	12,057,400
	Total Insurance			127,057,470

	Oil, Gas & Consumable Fuels – 0.6%

350,895	Nustar Logistics Limited Partnership	7.625%	Ba2	9,154,852

	Real Estate Investment Trust – 0.3%

206,561	Wells Fargo REIT	6.375%	BBB+	5,374,717

	U.S. Agency – 7.2%

305,200	AgriBank FCB, (3)	6.875%	BBB+	32,046,000

265,300	Cobank Agricultural Credit Bank, (3)	6.250%	BBB+	27,135,229

71,000	Cobank Agricultural Credit Bank, (3)	6.200%	BBB+	7,253,097

263,810	Farm Credit Bank of Texas, 144A, (3)	6.750%	Baa1	27,485,704

271,140	Federal Agricultural Mortgage Corporation	6.875%	N/R	7,198,767

Nuveen Investments	15

Nuveen Preferred Securities Fund (continued)

Portfolio of Investments	March 31, 2015 (Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	U.S. Agency (continued)

400,000	Federal Agricultural Mortgage Corporation	6.000%		N/R	$10,320,000
	Total U.S. Agency				111,438,797
	Total $25 Par (or similar) Retail Preferred (cost $501,167,055)				538,693,395

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.8%

	Insurance – 0.8%

$8,000	Genworth Holdings Inc.	4.800%	2/15/24	Ba1	$6,730,000

2,000	Nationwide Mutual Insurance Company, 144A	8.250%	12/01/31	A–	2,889,782

733	Nationwide Mutual Insurance Company, 144A	9.375%	8/15/39	A–	1,182,704

1,000	Security Benefit Life Insurance Company, 144A	7.450%	10/01/33	BBB	1,225,467
$11,733	Total Corporate Bonds (cost $10,910,188)				12,027,953

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 63.5%

	Banks – 30.3%

15,125	Abbey National Capital Trust I	8.963%	N/A (4)	BBB–	$19,662,500

17,140	Bank of America Corporation	6.250%	N/A (4)	BB	17,461,375

17,800	Bank of America Corporation	6.500%	N/A (4)	BB	18,823,500

3,489	Bank of America Corporation	8.125%	N/A (4)	BB	3,763,759

14,811	Bank of America Corporation	8.000%	N/A (4)	BB	15,829,256

6,149	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	8,411,648

21,460	Barclays PLC	8.250%	N/A (4)	BB+	22,992,587

3,955	Citigroup Capital III	7.625%	12/01/36	BBB–	5,160,571

9,050	Citigroup Inc.	5.875%	N/A (4)	BB+	9,140,500

8,960	Citigroup Inc.	5.800%	N/A (4)	BB+	8,982,400

7,475	Citizens Financial Group Inc., 144A	5.500%	N/A (4)	BB+	7,475,000

6,910	Commerzbank AG, 144A	8.125%	9/19/23	BB	8,222,900

12,140	Credit Agricole SA, 144A	6.625%	N/A (4)	BB+	12,170,350

7,805	Credit Agricole SA, 144A	7.875%	N/A (4)	BB+	8,265,846

39,035	General Electric Capital Corporation	7.125%	N/A (4)	A+	45,817,331

9,048	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (4)	BBB+	13,707,720

7,385	HSBC Holdings PLC	6.375%	N/A (4)	BBB	7,541,931

6,850	HSBC Holdings PLC	6.375%	N/A (4)	BBB	7,004,125

25,645	JPMorgan Chase & Company	6.750%	N/A (4)	BBB–	27,824,825

26,135	JPMorgan Chase & Company	7.900%	N/A (4)	BBB–	28,127,794

34,975	Lloyd’s Banking Group PLC	7.500%	N/A (4)	BB	37,160,938

3,410	M&T Bank Corporation	6.450%	N/A (4)	BBB–	3,682,800

16	Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

8,310	Nordea Bank AB, Reg S	6.125%	N/A (4)	BBB	$8,574,923

9,134	PNC Financial Services Inc.	6.750%	N/A (4)	BBB–	10,161,575

1,000	Republic NY capital II / HSBC USA	7.750%	11/15/26	Baa1	1,004,105

6,992	Royal Bank of Scotland Group PLC	7.648%	N/A (4)	BB–	8,809,920

27,500	Societe Generale, 144A	7.875%	N/A (4)	BB+	28,393,750

8,460	Standard Chartered PLC, 144A, (WI/DD)	6.500%	N/A (4)	BBB	8,534,803

730	Standard Chartered PLC, 144A	7.014%	N/A (4)	Baa2	824,900

4,785	SunTrust Bank Inc.	5.625%	N/A (4)	BB+	4,868,738

35,012	Wells Fargo & Company	7.980%	N/A (4)	BBB	38,338,140

10,995	Wells Fargo & Company	5.875%	N/A (4)	BBB	11,629,412

11,281	Zions Bancorporation	7.200%	N/A (4)	BB–	12,031,186
	Total Banks				470,401,108

	Capital Markets – 3.5%

36,452	Credit Suisse Group AG, 144A	7.500%	N/A (4)	BB+	39,140,335

9,125	Deutsche Bank AG	7.500%	N/A (4)	BB+	9,284,688

6,480	Goldman Sachs Group Inc.	5.700%	N/A (4)	BB+	6,666,300
	Total Capital Markets				55,091,323

	Consumer Finance – 1.1%

500	Ally Financial Inc., 144A	7.000%	N/A (4)	B	510,703

7,035	American Express Company	5.200%	N/A (4)	Baa3	7,140,525

9,000	American Express Company	4.900%	N/A (4)	Baa3	9,130,500
	Total Consumer Fiance				16,781,728

	Diversified Financial Services – 6.2%

29,950	Agstar Financial Services Inc., 144A	6.750%	N/A (4)	BB–	31,419,422

4,275	Banco BTG Pactual SA/Luxembourg, 144A	8.750%	N/A (4)	Ba3	4,275,000

12,300	BNP Paribas, 144A	7.195%	N/A (4)	BBB	14,852,250

2,605	ING US Inc.	5.650%	5/15/53	Baa3	2,722,225

32,858	Rabobank Nederland, 144A	11.000%	N/A (4)	Baa1	42,304,675
	Total Diversified Financial Services				95,573,572

	Food Products – 0.5%

7,614	Land O Lakes Capital Trust I, 144A	7.450%	3/15/28	BB	8,223,120

	Insurance – 18.2%

2,458	AG2R La Mondiale Vie, Reg S	7.625%	N/A (4)	BBB–	2,725,307

7,600	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	10,678,000

6,440	Aquarius & Investments PLC fbo SwissRe, Reg S	8.250%	N/A (4)	N/R	7,196,700

12,835	Aviva PLC, Reg S	8.250%	N/A (4)	BBB	14,344,011

2,253	AXA SA, Reg S	8.600%	N/A (4)	A3	3,142,935

Nuveen Investments	17

Nuveen Preferred Securities Fund (continued)

Portfolio of Investments	March 31, 2015 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

39,069	Catlin Insurance Company Limited, 144A	7.249%	N/A (4)	BBB+	$36,578,351

5,220	Cloverie PLC Zurich Insurance, Reg S	8.250%	N/A (4)	A	5,981,483

6,200	CNP Assurances, Reg S	7.500%	N/A (4)	BBB+	6,883,761

59,890	Financial Security Assurance Holdings, 144A	6.400%	12/15/66	BBB+	50,906,500

3,893	Friends Life Holdings PLC, Reg S	7.875%	N/A (4)	BBB+	4,369,943

14,598	Glen Meadows Pass-Through Trust, 144A	6.505%	2/12/67	BB+	13,421,036

16,366	MetLife Capital Trust X, 144A	9.250%	4/08/38	BBB	24,364,883

13,095	Provident Financing Trust I	7.405%	3/15/38	Baa3	15,651,000

4,900	Prudential Financial Inc., Reg S	5.875%	N/A (4)	BBB+	5,322,625

22,528	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	25,062,400

6,000	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB–	6,480,000

24,039	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB–	24,880,365

22,945	White Mountains Insurance Group, 144A	7.506%	N/A (4)	BB+	24,178,294
	Total Insurance				282,167,594

	Machinery – 0.1%

1,790	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	1,927,651

	Real Estate Investment Trust – 2.1%

24,796	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (4)	Ba1	33,350,620

	U.S. Agency – 1.5%

18,350	Farm Credit Bank of Texas	10.000%	N/A (4)	Baa1	22,885,890
	Total $1,000 Par (or similar) Institutional Preferred (cost $927,535,074)				986,402,606
	Total Long-Term Investments (cost $1,439,612,317)				1,537,123,954

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.4%

	REPURCHASE AGREEMENTS – 1.4%

$22,401	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/15, repurchase price $22,400,942, collateralized by $21,975,000 U.S. Treasury Notes, 2.375%, due 8/15/24, value $22,854,000	0.000%	4/01/15		$22,400,942
	Total Short-Term Investments (cost $22,400,942)				22,400,942
	Total Investments (cost $1,462,013,259) – 100.3%				1,559,524,896
	Other Assets Less Liabilities – (0.3)%				(5,397,048)
	Net Assets – 100%				$1,554,127,848

18	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Perpetual security. Maturity date is not applicable.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of

Assets and Liabilities	March 31, 2015 (Unaudited)

Assets
Long-term investments, at value (cost $1,439,612,317)	$1,537,123,954
Short-term investments, at value (cost approximates value)	22,400,942
Cash	267,375
Receivable for:
Dividends	3,373,666
Interest	14,246,090
Investments sold	2,004,987
Reclaims	49,946
Shares sold	5,862,050
Other assets	73,191
Total assets	1,585,402,201
Liabilities
Payable for:
Dividends	1,301,523
Investments purchased	23,602,194
Shares redeemed	4,688,191
Accrued expenses:
Management fees	888,116
Trustees fees	41,020
12b-1 distribution and service fees	258,630
Other	494,679
Total liabilities	31,274,353
Net assets	$1,554,127,848
Class A Shares
Net assets	$401,128,860
Shares outstanding	23,078,273
Net asset value (“NAV”) per share	$17.38
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$18.25
Class C Shares
Net assets	$204,385,411
Shares outstanding	11,750,470
NAV and offering price per share	$17.39
Class R3 Shares
Net assets	$2,634,181
Shares outstanding	150,496
NAV and offering price per share	$17.50
Class I Shares
Net assets	$945,979,396
Shares outstanding	54,408,777
NAV and offering price per share	$17.39
Net assets consist of:
Capital paid-in	$1,461,068,499
Undistributed (Over-distribution of) net investment income	(115,878)
Accumulated net realized gain (loss)	(4,336,410)
Net unrealized appreciation (depreciation)	97,511,637
Net assets	$1,554,127,848
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of

Operations	Six Months Ended March 31, 2015 (Unaudited)

Investment Income	$48,919,505
Expenses
Management fees	4,954,788
12b-1 service fees – Class A Shares	481,576
12b-1 distribution and service fees – Class C Shares	977,907
12b-1 distribution and service fees – Class R3 Shares	6,630
Custodian fees	98,132
Trustees fees	21,360
Professional fees	35,964
Shareholder reporting expenses	158,732
Shareholder servicing agent fees	598,478
Federal and state registration fees	76,420
Other	28,588
Total expenses	7,438,575
Net investment income (loss)	41,480,930
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	710,284
Swaps	(4,023,997)
Change in net unrealized appreciation (depreciation) of:
Investments	16,974,432
Swaps	(2,831,644)
Net realized and unrealized gain (loss)	10,829,075
Net increase (decrease) in net assets from operations	$52,310,005

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 3/31/15	Year Ended 9/30/14
Operations
Net investment income (loss)	$41,480,930	$72,016,340
Net realized gain (loss) from:
Investments	710,284	11,747,300
Swaps	(4,023,997)	—
Change in net unrealized appreciation (depreciation) of:
Investments	16,974,432	35,119,391
Swaps	(2,831,644)	(4,589,305)
Net increase (decrease) in net assets from operations	52,310,005	114,293,726
Distributions to Shareholders
From net investment income:
Class A Shares	(10,555,988)	(20,354,356)
Class C Shares	(4,609,438)	(8,973,470)
Class R3 Shares	(69,612)	(167,193)
Class I Shares	(25,002,711)	(42,868,250)
From accumulated net realized gains:
Class A Shares	(1,990,922)	(6,263,584)
Class C Shares	(1,017,976)	(3,370,801)
Class R3 Shares	(13,624)	(63,219)
Class I Shares	(4,494,053)	(11,454,894)
Decrease in net assets from distributions to shareholders	(47,754,324)	(93,515,767)
Fund Share Transactions
Proceeds from sale of shares	322,097,248	750,113,179
Proceeds from shares issued to shareholders due to reinvestment of distributions	38,887,460	75,120,566
	360,984,708	825,233,745
Cost of shares redeemed	(207,736,916)	(541,536,927)
Net increase (decrease) in net assets from Fund share transactions	153,247,792	283,696,818
Net increase (decrease) in net assets	157,803,473	304,474,777
Net assets at the beginning of period	1,396,324,375	1,091,849,598
Net assets at the end of period	$1,554,127,848	$1,396,324,375
Undistributed (Over-distribution of) net investment income at the end of period	$(115,878)	$(1,359,059)

See accompanying notes to financial statements.

22	Nuveen Investments

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Nuveen Investments	23

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2015(e)	$17.34	$0.49	$0.11	$0.60	$(0.47)	$(0.09)	$(0.56)	$17.38
2014	17.05	0.99	0.64	1.63	(1.00)	(0.34)	(1.34)	17.34
2013	17.15	1.01	0.09	1.10	(1.04)	(0.16)	(1.20)	17.05
2012	15.30	1.03	2.29	3.32	(1.04)	(0.43)	(1.47)	17.15
2011	16.99	1.05	(1.24)	(0.19)	(1.08)	(0.42)	(1.50)	15.30
2010	14.73	1.11	2.28	3.39	(1.13)	—	(1.13)	16.99
Class C (12/06)
2015(e)	17.35	0.42	0.12	0.54	(0.41)	(0.09)	(0.50)	17.39
2014	17.06	0.86	0.64	1.50	(0.87)	(0.34)	(1.21)	17.35
2013	17.16	0.88	0.09	0.97	(0.91)	(0.16)	(1.07)	17.06
2012	15.31	0.91	2.30	3.21	(0.93)	(0.43)	(1.36)	17.16
2011	17.00	0.93	(1.25)	(0.32)	(0.95)	(0.42)	(1.37)	15.31
2010	14.74	1.00	2.28	3.28	(1.02)	—	(1.02)	17.00
Class R3 (9/09)
2015(e)	17.46	0.47	0.12	0.59	(0.46)	(0.09)	(0.55)	17.50
2014	17.17	0.96	0.63	1.59	(0.96)	(0.34)	(1.30)	17.46
2013	17.27	0.96	0.11	1.07	(1.01)	(0.16)	(1.17)	17.17
2012	15.40	0.96	2.35	3.31	(1.01)	(0.43)	(1.44)	17.27
2011	17.10	1.05	(1.29)	(0.24)	(1.04)	(0.42)	(1.46)	15.40
2010	14.82	1.08	2.30	3.38	(1.10)	—	(1.10)	17.10
Class I (12/06)
2015(e)	17.34	0.51	0.12	0.63	(0.49)	(0.09)	(0.58)	17.39
2014	17.06	1.03	0.63	1.66	(1.04)	(0.34)	(1.38)	17.34
2013	17.15	1.05	0.11	1.16	(1.09)	(0.16)	(1.25)	17.06
2012	15.30	1.07	2.30	3.37	(1.09)	(0.43)	(1.52)	17.15
2011	16.99	1.10	(1.25)	(0.15)	(1.12)	(0.42)	(1.54)	15.30
2010	14.72	1.16	2.28	3.44	(1.17)	—	(1.17)	16.99

24	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.54%	$401,129	1.07	%*	5.64	%*	1.07	%*	5.64	%*	7%
9.92	376,049	1.07		5.73		1.07		5.73		25
6.51	287,287	1.07		5.73		1.07		5.73		67
23.16	267,619	1.08		6.44		1.08		6.44		53
(1.59)	166,611	1.10		6.21		1.03		6.28		60
23.84	185,972	1.16		6.87		0.95		7.07		72

3.15	204,385	1.82	*	4.89	*	1.82	*	4.89	*	7
9.08	190,011	1.82		5.00		1.82		5.00		25
5.73	170,808	1.82		5.03		1.82		5.03		67
22.24	152,411	1.83		5.68		1.83		5.68		53
(2.32)	97,071	1.85		5.49		1.78		5.57		60
22.94	97,316	1.91		6.13		1.70		6.34		72

3.41	2,634	1.32	*	5.38	*	1.32	*	5.38	*	7
9.62	2,827	1.32		5.52		1.32		5.52		25
6.25	3,209	1.32		5.48		1.32		5.48		67
22.82	552	1.33		5.91		1.33		5.91		53
(1.78)	170	1.35		6.20		1.28		6.25		60
23.59	62	1.42		6.59		1.20		6.81		72

3.73	945,979	0.82	*	5.89	*	0.82	*	5.89	*	7
10.12	827,438	0.82		5.98		0.82		5.98		25
6.83	630,546	0.82		6.01		0.82		6.01		67
23.40	517,379	0.83		6.68		0.83		6.68		53
(1.28)	397,579	0.85		6.51		0.78		6.58		60
24.23	358,371	0.91		7.16		0.70		7.37		72

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended March 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	25

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities Fund (the “Fund”), a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is March 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2015 (“the current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objective and Principal Investment Strategies

The Fund seeks to provide a high level of current income and total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred securities. Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most other forms of the company’s debt, including both senior and subordinated debt. The Fund intends to invest at least 25% of its assets in the preferred securities of companies principally engaged in financial services. The Fund normally invests at least 50% (60% prior to January 31, 2015) of its net assets in securities rated investment grade (BBB/Baa or higher) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Sub-Adviser. The Fund may invest up to 50% (40% prior to January 31, 2015) of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield,” or “junk” bonds. Although the Fund invests primarily in securities issued by U.S. companies, the Fund may invest up to 35% of its net assets in U.S. dollar-denominated securities issued by non-U.S. companies. The Fund seeks to meet its investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in other types of securities, including corporate debt securities, U.S. government and agency debt, taxable municipal securities and convertible preferred securities.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$8,467,500

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

26	Nuveen Investments

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees (the ”Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$438,985,673	$99,707,722	**	$—	$538,693,395
Corporate Bonds	—	12,027,953		—	12,027,953
$1,000 Par (or similar) Institutional Preferred	—	986,402,606		—	986,402,606
Short-Term Investments:
Repurchase Agreements	—	22,400,942		—	22,400,942
Total	$438,985,673	$1,120,539,223		$—	$1,559,524,896
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s

28	Nuveen Investments

dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$22,400,942	$(22,400,942)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay or receive, in the future, a fixed rate payment in exchange for the counterparty receiving or paying the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for the Fund’s counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by the Fund is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between the Fund’s basis in the swap contract and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the current fiscal period, the Fund invested in forward interest rate swap contracts to reduce the duration of its preferred stock portfolio.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period, was as follows:

Average notional amount of interest rate swap contracts outstanding*	$33,333,333
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(4,023,997)	$(2,831,644)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal periods were as follows:

	Six Months Ended 3/31/15		Year Ended 9/30/14
	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,816,313	$100,569,345	13,003,724	$223,890,556
Class C	1,310,259	22,664,161	2,567,690	44,346,000
Class R3	5,140	89,394	23,691	411,763
Class I	11,498,998	198,774,348	27,980,156	481,464,860
Shares issued to shareholders due to reinvestment of distributions:
Class A	621,163	10,733,345	1,313,990	22,575,199
Class C	240,578	4,158,862	530,957	9,113,314
Class R3	3,715	64,653	11,180	192,930
Class I	1,384,168	23,930,600	2,513,455	43,239,123
	20,880,334	360,984,708	47,944,843	825,233,745
Shares redeemed:
Class A	(5,050,504)	(87,330,220)	(9,472,208)	(163,652,770)
Class C	(753,534)	(13,026,005)	(2,156,633)	(37,123,524)
Class R3	(20,269)	(353,200)	(59,823)	(1,036,843)
Class I	(6,190,126)	(107,027,491)	(19,743,937)	(339,723,790)
	(12,014,433)	(207,736,916)	(31,432,601)	(541,536,927)
Net increase (decrease)	8,865,901	$153,247,792	16,512,242	$283,696,818

30	Nuveen Investments

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period, were as follows:

Purchases	$244,564,365
Sales and maturities	93,720,708

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of March 31, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$1,464,296,811
Gross unrealized:
Appreciation	$97,256,203
Depreciation	(2,028,118)
Net unrealized appreciation (depreciation) of investments	$95,228,085

Permanent differences, primarily due to investments in partnerships, bond premium amortization adjustments, complex securities character adjustments, tax equalization and investments in passive foreign investment companies, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2014, the Fund’s last tax year end, as follows:

Capital paid-in	$306,517
Undistributed (Over-distribution of) net investment income	735,814
Accumulated net realized gain (loss)	(1,042,331)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2014, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1],2	$6,298,756
Undistributed net long-term capital gains	7,503,443
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2014 through September 30, 2014 and paid on October 1, 2014.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended September 30, 2014, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[2]	$71,407,241
Distributions from net long-term capital gains	21,152,498
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

The annual Fund-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

The annual complex-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2015, the complex-level fee for the Fund was 0.1635%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$595,572
Paid to financial intermediaries	530,366

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$236,627

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$200,527

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$55,495

32	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	33

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule, and must have a minimum amount outstanding of $100 million. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays Tier 1 Capital Securities Index: An unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of “equity credit” from a rating agency. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

Barclays USD Capital Securities Index: The Barclays USD Capital Securities component of the Barclays Global Capital Securities Index, which generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

Custom Benchmark Index: An index that is comprised of a 65% weighting in the BofA/Merrill Lynch Fixed Rate Preferred Securities Index and a 35% weighting in the Barclays USD Capital Securities Index. The BofA/Merrill Lynch Fixed Rate Preferred Securities Index is an index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule and must have a minimum amount outstanding of $100 million. The Barclays USD Capital Securities Index contains securities generally viewed as hybrid fixed income securities that either receive regulatory capital treatment or a degree of “equity credit” from the rating agencies. This generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities and term preferred securities.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

34	Nuveen Investments

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

Yield to Worst (YTW): The lowest potential yield that can be received on a bond without the issuer actually defaulting. The yield to worst is calculated by making worst-case scenario assumptions on the issue by calculating the returns that would be received if provisions, including prepayment, call or sinking fund, are used by the issuer. This metric is used to evaluate the worst-case scenario for yield to help investors manage risks and ensure that specific income requirements will still be met even in the worst scenarios.

Nuveen Investments	35

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $233 billion as of March 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-INV5-0315P        8106-INV-B-05/16

Mutual Funds

Nuveen Taxable Fixed Income Funds

Semi-Annual Report March 31, 2015

Share Class / Ticker Symbol
	Class A	Class C	Class I

Nuveen NWQ Flexible Income Fund	NWQAX	NWQCX	NWQIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The economic story outside the U.S. continues to improve. Despite the drama over Greece’s debt negotiations, the European economy appears to be stabilizing. Japan is on a moderate recovery path as it emerged from recession late last quarter. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Some areas of concern were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 22, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen NWQ Flexible Income Fund

The Nuveen NWQ Flexible Income Fund features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments, Inc. Thomas J. Ray, CFA, and Susi Budiman, CFA, are the portfolio managers. Effective January 6, 2015, Thomas Ray and Susi Budiman replaced Michael J. Carne, CFA, who is no longer with the firm. Here they discuss key strategies and the performance of the Fund for the six-month reporting period ended March 31, 2015.

How did the Fund perform during the six-month reporting period ended March 31, 2015?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund’s Class A Shares at net asset value (NAV) for the six-month, one-year, five-year and since inception periods ended March 31, 2015. During the six-month reporting period, the Fund underperformed the Barclays U.S. Aggregate Bond Index, the BofA/Merrill Lynch Fixed Rate Preferred Securities Index, the BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index, and the Lipper classification average. In January 2015, the Barclays U.S. Aggregate Bond Index became the Fund’s primary benchmark because it better reflects how the Fund is being managed. The new primary benchmark aligns better with the Fund’s allocation to fixed income securities while the secondary benchmarks provide a barometer of the Fund’s historical performance. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What was the primary investment strategy for the Fund and how did this strategy affect the Fund’s performance for the six-month reporting period ended March 31, 2015?

The Fund seeks to provide current income and capital appreciation. The Fund invests at least 65% of its net assets in preferred and debt securities, including up to 10% in securities issued by master limited partnerships (MLPs). Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. The Fund may invest without limit in below investment grade securities, commonly referred to as high yield or junk bonds. The Fund will invest at least 25% of its assets in securities of companies principally engaged in financial services.

The Fund seeks to achieve its investment objectives by investing in undervalued securities with attractive investment characteristics. The Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside protection characteristics.

U.S. economic data was mixed during the reporting period, with softness attributable to a strong U.S. dollar, poor weather conditions during the second half of the reporting period and port closings on the West Coast. Additionally, economic indicators such as the ISM Manufacturing (Institute of Supply Management) survey, durable goods orders and retail spending all came in below expectations during the first quarter of 2015. Conversely, continuing unemployment claims, consumer confidence and payrolls were generally better. The March jobs report released April 3, 2015 (subsequent to the close of this reporting period), was significantly

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

weaker than expected and was further compounded by substantial downward revisions to both the January and February figures. As expected, the Federal Reserve (Fed) did not raise interest rates during the reporting period and removed “patient” from its forward guidance language at its March meeting. As a result, many Fed watchers changed their forecast for the first interest rate increase from June to September.

Despite heightened market volatility, preferred securities performed exceptionally well. The BofA/Merrill Lynch Preferred Securities Fixed Rate Index returned 6.2% for the reporting period. Preferred prices benefited from the market’s demand for long duration and yield. Real estate investment trust (REIT) preferreds also outperformed bank preferreds. Falling interest rates are typically more supportive of REITs than banks because as rates decline, the above average yield generated by REITs becomes more attractive to investors. The $25 par preferred market outperformed the $1,000 par preferred, due in large part to many high yield funds selling their holdings of $1,000 par bank and insurance preferreds, especially late in 2014, to raise cash and reduce risk. We remain an active participant in both the $25 and $1,000 par preferred markets and intend to take advantage of any dislocations when opportunities arise.

During the reporting period, we increased the Fund’s industrial, health care, media and telecommunications sector holdings and decreased our energy holdings. The overall industrial weighting was increased at the end of the reporting period.

While industrial holdings increased as a result of our security selection, there were some other notable changes by asset class. Because many of our preferred holdings reached their target price, especially during the first quarter of 2015, we reduced the portfolio’s preferred weighting. Additionally, volatility and new issuance in the high yield space allowed the Fund to capitalize on attractive yield opportunities with very good risk/reward characteristics. Our overall bond and equity holdings increased during the reporting period. We focus on equities with attractive dividend yields and valuations that can provide for upside with strong downside protection characteristics.

Security selection in the real estate and banking sectors positively contributed to performance, but could not offset our industrials and utilities sector holdings, which contributed to the Fund’s underperformance.

Several positions contributed to performance including our REIT holdings. The company, Hannon Armstrong Sustainable Infrastructure Capital Inc., is a REIT which provides debt and equity financing to the energy efficiency and renewable energy markets. They focus on providing preferred or senior level capital to established sponsors and high credit quality obligors for assets that generate long-term, recurring and predictable cash flows. Hannon has a strong origination pipeline with higher asset yields. The company also forecasted 15-16% growth in 2015/16.

Also contributing to performance was New Residential Investment Corp., another REIT that focuses on opportunistically investing in, and actively managing, investments primarily related to residential real estate. During the reporting period, New Residential Investment Corp. acquired Home Loan Servicing Solutions (HLSS) which we believe will add to the company’s earnings per share.

Lastly, during the reporting period, another top performer was our position in Phillips 66 common stock. The company is a Texas-based energy manufacturing and logistics company that owns stakes in 14 refineries in the U.S., U.K, Ireland and Germany, with 2.1 million barrels per day of crude capacity. Despite the recent gains, there are concerns that the company is entering a heavier spending phase, which would reduce its distribution yield during 2015-2016. However, we believe transformational growth will likely unfold as opportunities are capitalized on their other businesses as the company redeploys the cash flow from its refining business to diversify earnings toward these higher multiple businesses. Additionally, Phillips 66 offers exposure to the West Texas Intermediate (WTI) Brent spread but without the same level of volatility that characterizes pure play peers.

Weakness in oil prices in the fourth quarter of 2014 was the primary detractor from the Fund’s performance. In response to the crude prices, as well as rising volatility in the energy space we made substantial changes to the Fund’s portfolio in an effort to dampen volatility and improve the quality of portfolio holdings while also adding yield. We accomplished this by selling preferred securities and buying senior debt. We believe the debt issues the Fund holds have a more than sufficient equity and/or dividend cushion and that dividends will be slashed well before the debt is threatened. Nevertheless, energy-related securities performed poorly as oil prices declined given negative revisions of global oil demand, weaker macroeconomic news and a surging U.S. dollar.

6	Nuveen Investments

At the end of 2014, the Fund’s industrial holdings were predominately energy-related. Performance of those holdings lagged, including McDermott International Inc. second lien notes, as well as Key Energy Services Inc. and Linn Energy LLC Finance Corporation common stocks. While they contributed to the Fund’s underperformance, we have since eliminated many of these holdings as prices somewhat recovered.

Also during the reporting period, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential. Overall, these covered call options made a modest positive contribution to performance.

Nuveen Investments	7

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt and fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk and adverse economic developments. Concentration in the financial services sector may involve greater exposure to adverse economic or regulatory occurrences. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, covered call risk, short sale risk and derivatives risk.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends consisting only of net investment income at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of March 31, 2015, the Fund had a positive UNII balance, based upon our best estimate, for tax purposes and a positive UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s monthly dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Flexible Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	1.52%	5.39%	8.54%	10.09%
Class A Shares at maximum Offering Price	(3.31)%	0.38%	7.48%	9.09%
Barclays U.S. Aggregate Bond Index*	3.43%	5.72%	4.41%	4.28%
BofA/Merrill Lynch Fixed Rate Preferred Securities Index*	6.19%	10.81%	7.92%	8.92%
BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index	2.61%	4.42%	7.49%	7.94%
Morningstar Conservative Target Risk Index	1.15%	2.21%	4.84%	4.76%
Lipper Flexible Income Funds Classification Average	2.66%	5.26%	7.54%	8.66%

Class C Shares	1.13%	4.60%	7.72%	9.27%
Class I Shares	1.64%	5.69%	8.82%	10.38%

Since inception returns are from 12/9/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.49%	2.24%	1.25%
Net Expense Ratios	1.01%	1.76%	0.76%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% (1.25% after September 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Effective January 31, 2015, the Fund’s primary benchmark was changed from the BofA/Merrill Lynch Fixed Rate Preferred Securities Index to the Barclays U.S. Aggregate Bond Index.

10	Nuveen Investments

Yields as of March 31, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen NWQ Flexible Income Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	4.78%	4.26%	5.26%
SEC 30-Day Yield-Subsidized	5.11%	4.60%	5.62%
SEC 30-Day Yield-Unsubsidized	4.59%	4.07%	5.09%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	11

Holding

Summaries as of March 31, 2015

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen NWQ Flexible Income Fund

Fund Allocation

(% of net assets)

Common Stocks	22.6%
Preferred Stocks	0.4%
$25 Par (or similar) Retail Preferred	42.3%
Corporate Bonds	25.0%
$1,000 Par (or similar) Institutional Preferred	6.1%
Repurchase Agreements	4.3%
Other Assets Less Liabilities	(0.7)%
Net Assets	100%

Top Five Issuers

(% of net assets)

Phillips 66	2.0%
GlaxoSmithKline PLC	1.9%
Gilead Sciences, Inc.	1.9%
CHS Inc.	1.5%
Pfizer Inc.	1.5%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	19.2%
Capital Markets	11.3%
Banks	7.8%
Oil, Gas & Consumable Fuels	6.5%
Insurance	6.2%
Pharmaceuticals	4.0%
Wireless Telecommunication Services	2.9%
Real Estate Management & Development	2.8%
Media	2.7%
Consumer Finance	2.6%
Marine	2.5%
Diversified Financial Services	2.4%
Machinery	2.2%
Food Products	2.0%
Biotechnology	1.9%
Diversified Telecommunication Services	1.9%
Other	17.5%
Repurchase Agreements	4.3%
Other Assets Less Liabilities	(0.7)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed income investments)

BBB	15.5%
BB or Lower	43.4%
N/R (not rated)	40.5%
N/A (not applicable)	0.6%
Total	100%

12	Nuveen Investments

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2015.

The beginning of the period is October 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ Flexible Income Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,015.20	$1,011.30	$1,016.40
Expenses Incurred During Period	$4.82	$8.57	$3.57
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.14	$1,016.40	$1,021.39
Expenses Incurred During Period	$4.84	$8.60	$3.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71% and 0.71% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	13

Nuveen NWQ Flexible Income Fund

Portfolio of Investments	March 31, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.4%

	COMMON STOCKS – 22.6%

	Air Freight & Logistics – 1.2%

14,100	United Parcel Service, Inc., Class B	$1,366,854

	Automobiles – 1.2%

84,900	Ford Motor Company, (2)	1,370,286

	Biotechnology – 1.9%

21,600	Gilead Sciences, Inc., (2)	2,119,608

	Capital Markets – 3.6%

59,984	Ares Capital Corporation	1,029,925

36,325	Arlington Asset Investment Corporation	873,980

79,400	Hercules Technology Growth Capital, Inc.	1,070,312

55,989	TPG Specialty Lending, Inc.	963,571
	Total Capital Markets	3,937,788

	Diversified Consumer Services – 0.9%

36,425	Stonemor Partners LP	1,049,404

	Food & Staples Retailing – 0.5%

4,900	CVS Caremark Corporation	505,729

	Insurance – 0.9%

29,700	Unum Group	1,001,781

	Machinery – 1.8%

11,100	Caterpillar Inc., (2)	888,333

16,700	PACCAR Inc.	1,054,438
	Total Machinery	1,942,771

	Oil, Gas & Consumable Fuels – 2.0%

27,900	Phillips 66, (2)	2,192,940

	Pharmaceuticals – 3.4%

46,500	GlaxoSmithKline PLC	2,145,975

47,300	Pfizer Inc., (2)	1,645,567
	Total Pharmaceuticals	3,791,542

	Real Estate Investment Trust – 2.9%

27,311	Hannon Armstrong Sustainable Infrastructure Capital Inc.	499,245

75,862	New Residential Investment	1,140,206

60,900	Northstar Realty Finance Corporation	1,103,508

24,700	Paramount Group Inc.	476,710
	Total Real Estate Investment Trust	3,219,669

14	Nuveen Investments

Shares	Description (1)			Value

	Software – 0.8%

22,800	Microsoft Corporation			$926,934

	Technology Hardware, Storage & Peripherals – 1.5%

31,200	Seagate Technology, (2)			1,623,336
	Total Common Stocks (cost $24,576,677)			25,048,642

Shares	Description (1)	Coupon	Ratings (3)	Value

	PREFERRED STOCKS – 0.4%

	Real Estate Investment Trust – 0.4%

18,600	Penn Real Estate Investment Trust	7.375%	N/A	$479,694
	Total Preferred Stocks (cost $469,882)			479,694

Shares	Description (1)	Coupon	Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 42.3%

	Asset-Backed Securities – 0.9%

11,700	Oxford Lane Capital Corporation	8.125%	N/R	$296,010

27,408	Oxford Lane Capital Corporation	7.500%	N/R	689,311
	Total Asset-Backed Securities			985,321

	Banks – 3.4%

27,963	Boston Private Financial Holdings Inc.	6.950%	N/R	724,242

18,200	Citigroup Inc.	7.125%	BB+	503,048

24,760	Cowen Group, Inc.	8.250%	N/R	653,664

15,648	FNB Corporation	7.250%	Ba3	441,900

9,812	Private Bancorp Incorporated	7.125%	N/R	260,705

28,590	RBS Capital Trust	6.080%	BB–	708,174

18,962	Regions Financial Corporation	6.375%	BB	491,495
	Total Banks			3,783,228

	Capital Markets – 7.2%

21,311	Apollo Investment Corporation	6.875%	BBB	546,201

9,731	Apollo Investment Corporation	6.625%	BBB	247,557

37,595	Capitala Finance Corporation	7.125%	N/R	967,695

20,293	Fifth Street Finance Corporation	6.125%	BBB–	509,354

9,275	Fifth Street Finance Corporation	5.875%	BBB–	230,298

38,325	Hercules Technology Growth Capital Incorporated	6.250%	N/R	963,874

13,900	JMP Group Inc.	7.250%	N/R	354,589

44,906	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	1,077,744

18,432	Morgan Stanley	7.125%	BB	524,759

28,409	MVC Capital Incorporated	7.250%	N/R	714,770

30,209	Solar Capital Limited	6.750%	BBB–	752,808

22,735	THL Credit Inc.	6.750%	N/R	572,695

Nuveen Investments	15

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	March 31, 2015 (Unaudited)

Shares	Description (1)	Coupon	Ratings (3)	Value

	Capital Markets (continued)

20,967	Triangle Capital Corporation	6.375%	N/R	$527,530
	Total Capital Markets			7,989,874

	Consumer Finance – 1.1%

17,950	Capital One Financial Corporation	6.700%	Ba1	478,547

13,760	SLM Corporation, Series A	6.970%	B3	679,882
	Total Consumer Finance			1,158,429

	Diversified Financial Services – 1.5%

17,975	KKR Financial Holdings LLC	7.375%	BBB	482,629

26,590	Main Street Capital Corporation	6.125%	N/R	671,398

18,950	PennantPark Investment Corporation	6.250%	BBB–	474,887
	Total Diversified Financial Services			1,628,914

	Electric Utilities – 0.6%

24,025	Entergy Arkansas Inc., (5)	6.450%	BB+	603,628

	Food Products – 2.0%

20,300	CHS Inc.	7.100%	N/R	548,303

63,475	CHS Inc.	0.000%	N/R	1,651,619
	Total Food Products			2,199,922

	Insurance – 4.1%

28,287	Argo Group US Inc.	6.500%	BBB–	715,661

8,325	Aspen Insurance Holdings Limited	7.401%	BBB–	217,699

11,142	Aspen Insurance Holdings Limited	7.250%	BBB–	295,263

17,966	Endurance Specialty Holdings Limited	7.500%	BBB–	480,770

17,075	Hanover Insurance Group	6.350%	BB+	429,095

36,593	Kemper Corporation	7.375%	Ba1	960,566

14,900	Maiden Holdings NA Limited	8.000%	BBB–	396,787

19,075	Maiden Holdings NA Limited	7.750%	BBB–	513,690

20,675	National General Holding Company	7.500%	N/R	519,976
	Total Insurance			4,529,507

	Marine – 1.7%

10,740	Costamare Inc.	8.500%	N/R	284,610

13,054	Costamare Inc.	7.625%	N/R	331,572

20,200	Navios Maritime Holdings Inc.	8.625%	N/R	426,422

12,433	Seaspan Corporation	8.250%	N/R	327,485

19,012	Seaspan Corporation	6.375%	N/R	478,722
	Total Marine			1,848,811

	Oil, Gas & Consumable Fuels – 1.9%

18,112	Nustar Logistics Limited Partnership	7.625%	Ba2	472,542

16	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (3)	Value

	Oil, Gas & Consumable Fuels (continued)

24,810	Scorpio Tankers Inc.	7.500%	N/R	$620,250

20,660	Scorpio Tankers Inc.	6.750%	N/R	486,543

11,420	Tsakos Energy Navigation Limited	8.875%	N/R	300,346

8,877	Tsakos Energy Navigation Limited	8.000%	N/R	227,162
	Total Oil, Gas & Consumable Fuels			2,106,843

	Real Estate Investment Trust – 14.5%

18,120	AG Mortgage Investment Trust	8.250%	N/R	454,450

19,359	AG Mortgage Investment Trust	8.000%	N/R	484,943

41,358	American Realty Capital Properties Inc.	6.700%	N/R	976,049

4,550	American Tower Corporation, Convertible Preferred	0.000%	N/R	451,496

15,767	Apollo Commercial Real Estate Finance	8.625%	N/R	417,510

19,556	Apollo Residential Mortgage Inc.	8.000%	N/R	482,055

8,605	Arbor Realty Trust Incorporated	8.250%	N/R	219,858

23,497	Arbor Realty Trust Incorporated	7.375%	N/R	590,010

6,861	Ashford Hospitality Trust Inc.	9.000%	N/R	182,503

29,225	Campus Crest Communities	8.000%	N/R	740,269

19,001	Cedar Shopping Centers Inc., Series A	7.250%	N/R	486,996

10,393	Chesapeake Lodging Trust	7.750%	N/R	273,856

25,405	Colony Financial Inc.	0.000%	N/R	675,773

11,814	Colony Financial Inc.	0.000%	N/R	303,738

10,735	Coresite Realty Corporation	7.250%	N/R	279,110

17,943	Digital Realty Trust Inc.	7.375%	Baa3	495,406

18,426	Dupont Fabros Technology	7.875%	Ba2	471,890

7,373	Inland Real Estate Corporation	8.125%	N/R	192,804

17,800	Inland Real Estate Corporation	6.950%	N/R	451,230

39,908	Invesco Mortgage Capital Inc.	7.750%	N/R	977,746

21,301	MFA Financial Inc.	8.000%	N/R	555,530

17,188	MFA Financial Inc.	7.500%	N/R	428,480

10,653	Northstar Realty Finance Corporation	8.875%	N/R	281,452

22,848	Northstar Realty Finance Corporation	8.750%	N/R	603,187

8,725	Penn Real Estate Investment Trust	8.250%	N/R	231,212

24,613	Rait Financial Trust	7.625%	N/R	575,698

27,625	Rait Financial Trust	7.125%	N/R	676,813

55,470	Resource Capital Corporation	8.625%	N/R	1,294,670

18,476	Retail Properties of America	7.000%	BB	484,625

11,797	STAG Industrial Inc.	6.625%	BB	301,767

12,973	Summit Hotel Properties Inc.	7.875%	N/R	346,379

930	UMH Properties Inc.	8.250%	N/R	24,124

Nuveen Investments	17

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	March 31, 2015 (Unaudited)

Shares	Description (1)	Coupon		Ratings (3)	Value

	Real Estate Investment Trust (continued)

13,202	Urstadt Biddle Properties	7.125%		N/R	$349,985

12,755	Urstadt Biddle Properties	6.750%		N/R	331,758
	Total Real Estate Investment Trust				16,093,372

	Real Estate Management & Development – 0.6%

23,843	Kennedy-Wilson Inc.	7.750%		BB–	619,918

	Specialty Retail – 1.5%

62,675	TravelCenters of America LLC	8.000%		N/R	1,642,085

	Wireless Telecommunication Services – 1.3%

40,050	United States Cellular Corporation	7.250%		Ba1	1,014,066

16,619	United States Cellular Corporation	6.950%		Ba1	421,956
	Total Wireless Telecommunication Services				1,436,022
	Total $25 Par (or similar) Retail Preferred (cost $45,500,410)				46,625,874

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 25.0%

	Aerospace & Defense – 1.0%

$1,150	Bombardier Inc., 144A	7.500%	3/15/25	B+	$1,134,906

	Banks – 0.5%

550	JPMorgan Chase & Company	6.750%	12/31/49	BBB–	596,750

	Beverages – 1.2%

1,225	Cott Beverages USA Inc., 144A	6.750%	1/01/20	B–	1,267,875

25	Cott Beverages USA Inc., 144A	5.375%	7/01/22	B–	24,094
1,250	Total Beverages				1,291,969

	Capital Markets – 0.4%

450	BGC Partners Inc.	5.375%	12/09/19	BBB–	459,000

	Commercial Services & Supplies – 1.4%

1,050	GFL Environmental Corporation, 144A	7.875%	4/01/20	B	1,060,500

475	R.R. Donnelley & Sons Company	6.500%	11/15/23	BB–	504,687
1,525	Total Commercial Services & Supplies				1,565,187

	Consumer Finance – 0.6%

850	SLM Corporation	5.625%	8/01/33	BB	695,937

	Diversified Consumer Services – 0.5%

600	Gibson Brands Inc., 144A	8.875%	8/01/18	B–	600,750

	Diversified Financial Services – 0.9%

544	Jefferies Finance LLC Corporation, 144A	6.875%	4/15/22	B1	505,920

497	Main Street Capital Corp.	4.500%	12/01/19	BBB	510,063
1,041	Total Diversified Financial Services				1,015,983

See accompanying notes to financial statements.

18	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Diversified Telecommunication Services – 1.9%

$1,225	GCI Inc., 144A	6.875%	4/15/25	B+	$1,234,188

825	US West Communications Company	6.875%	9/15/33	BBB–	827,915
2,050	Total Diversified Telecommunication Services				2,062,103

	Food & Staples Retailing – 0.4%

470	Rite Aid Corporation, 144A, WI/DD	6.125%	4/01/23	B	481,750

	Health Care Providers & Services – 0.9%

955	Kindred Healthcare Inc.	6.375%	4/15/22	B2	963,356

	Independent Power & Renewable Electricity Producers – 1.8%

1,075	Abengoa Yield PLC, 144A	7.000%	11/15/19	N/R	1,107,250

925	NRG Energy Inc.	6.250%	5/01/24	BB–	931,938
2,000	Total Independent Power & Renewable Electricity Producers				2,039,188

	Machinery – 0.4%

410	Terex Corporation	6.000%	5/15/21	BB	420,250

	Marine – 0.8%

575	Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	577,875

325	Teekay Offshore Partners LP/Teekay Offshore Finance Corporation	6.000%	7/30/19	N/R	294,125
900	Total Marine				872,000

	Media – 2.7%

1,625	Altice S.A, 144A	7.625%	2/15/25	B	1,628,047

1,365	Dish DBS Corporation	5.875%	11/15/24	BB–	1,366,706
2,990	Total Media				2,994,753

	Metals & Mining – 0.8%

1,060	FMG Resources, 144A	8.250%	11/01/19	BB+	911,600

	Multiline Retail – 0.4%

450	Family Tree Escrow LLC, 144A	5.750%	3/01/23	Ba3	473,625

	Oil, Gas & Consumable Fuels – 2.6%

650	Legacy Reserves LP Finance Corporation	6.625%	12/01/21	B	513,500

475	Linn Energy LLC Finance Corporation	7.750%	2/01/21	B1	377,625

375	Memorial Production Partners LP Finance Corporation	7.625%	5/01/21	B–	341,250

1,275	Seadrill Limited, 144A	6.125%	9/15/17	N/R	1,077,375

575	Vanguard Natural Resources Finance	7.875%	4/01/20	B	526,125
3,350	Total Oil, Gas & Consumable Fuels				2,835,875

	Pharmaceuticals – 0.6%

600	VRX Escrow Corp., 144A	6.125%	4/15/25	B1	621,000

	Real Estate Investment Trust – 1.4%

946	Iron Mountain Inc.	5.750%	8/15/24	B2	957,825

Nuveen Investments	19

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	March 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Real Estate Investment Trust (continued)

$550	Select Income REIT	4.500%	2/01/25	Baa2	$551,725
1,496	Total Real Estate Investment Trust				1,509,550

	Real Estate Management & Development – 2.2%

1,200	Forestar USA Real Estate Group Inc., 144A	8.500%	6/01/22	BB–	1,158,000

925	Greystar Real Estate Partners, LLC, 144A	8.250%	12/01/22	B+	968,937

350	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	350,875
2,475	Total Real Estate Management & Development				2,477,812

	Wireless Telecommunication Services – 1.6%

1,075	Frontier Communications Corporation	7.625%	4/15/24	BB	1,119,344

685	Frontier Communications Corporation	6.875%	1/15/25	BB	678,150
1,760	Total Wireless Telecommunication Services				1,797,494
$28,382	Total Corporate Bonds (cost $27,727,386)				27,820,838

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 6.1%

	Banks – 3.9%

$1,025	Bank of America Corporation	6.500%	N/A (4)	BB	$1,083,937

925	Citigroup Inc.	5.800%	N/A (4)	BB+	927,312

350	JPMorgan Chase & Company	7.900%	N/A (4)	BBB–	376,688

150	JPMorgan Chase & Company	6.100%	N/A (4)	BBB–	154,500

450	SunTrust Bank Inc.	5.625%	N/A (4)	BB+	457,875

925	Wells Fargo & Company	5.875%	N/A (4)	BBB	978,372

300	Zions Bancorporation	7.200%	N/A (4)	BB–	319,950
4,125	Total Banks				4,298,634

	Capital Markets – 0.1%

125	Morgan Stanley	7.200%	N/A (4)	BB	125,938

	Consumer Finance – 0.9%

1	Ally Financial Inc., 144A	7.000%	N/A (4)	B	549,517

475	American Express Company	5.200%	N/A (4)	Baa3	482,125
476	Total Consumer Finance				1,031,642

	Insurance – 1.2%

800	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	978,000

375	National Financial Services Inc.	6.750%	5/15/37	Baa2	394,687
1,175	Total Insurance				1,372,687
$5,901	Total $1,000 Par (or similar) Institutional Preferred (cost $6,583,957)				6,828,901
	Total Long-Term Investments (cost $104,858,312)				106,803,949

20	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.3%

	REPURCHASE AGREEMENTS – 4.3%

$4,729	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/15, repurchase price $4,729,049, collateralized by $4,640,000 U.S. Treasury Notes, 2.375%, due 8/15/24, value $4,825,600	0.000%	4/01/15	$4,729,049
	Total Short–Term Investments (cost $4,729,049)			4,729,049
	Total Investments (cost $109,587,361) – 100.7%			111,532,998
	Other Assets Less Liabilities – (0.7)% (6)			(746,532)
	Net Assets – 100%			$110,786,466

Investments in Derivatives as of March 31, 2015

Options Written outstanding:

Number of Contracts	Description	Notional Amount (7)	Expiration Date	Strike Price	Value

(111)	Caterpillar Inc.	$(999,000)	5/16/15	$90	$(1,610)

(638)	Ford Motor Company	(1,020,800)	6/20/15	16	(39,875)

(100)	Gilead Sciences, Inc.	(1,050,000)	5/16/15	105	(18,950)

(289)	Pfizer Inc.	(982,600)	6/20/15	34	(41,616)

(124)	Phillips 66	(992,000)	5/16/15	80	(31,310)

(203)	Seagate Technology	(1,218,000)	9/19/15	60	(26,491)
(1,465)	Total Options Written (premiums received $156,195)	$(6,262,400)			$(159,852)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investment in derivatives.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Perpetual security. Maturity date is not applicable.

(5)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

N/A	Not applicable.

REIT	Real Estate Investment Trust.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of

Assets and Liabilities	March 31, 2015 (Unaudited)

Assets
Long-term investments, at value (cost $104,858,312)	$106,803,949
Short-term investments, at value (cost approximates value)	4,729,049
Cash	25,794
Receivable for:
Dividends	350,534
Interest	593,839
Investments sold	1,274,993
Reclaims	8,202
Shares sold	630,453
Other assets	27,817
Total assets	114,444,630
Liabilities
Options written, at value (premiums received $156,195)	159,852
Payable for:
Dividends	13,730
Investments purchased	3,109,592
Shares redeemed	218,534
Accrued expenses:
Management fees	17,108
Trustees fees	558
12b-1 distribution and service fees	18,138
Other	120,652
Total liabilities	3,658,164
Net assets	$110,786,466
Class A Shares
Net assets	$43,033,180
Shares outstanding	1,978,579
Net asset value (“NAV”) per share	$21.75
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$22.83
Class C Shares
Net assets	$12,004,411
Shares outstanding	552,910
NAV and offering price per share	$21.71
Class I Shares
Net assets	$55,748,875
Shares outstanding	2,559,640
NAV and offering price per share	$21.78
Net assets consist of:
Capital paid-in	$112,621,993
Undistrubuted (Over-distribution of) net investment income	641,070
Accumulated net realized gain (loss)	(4,418,577)
Net unrealized appreciation (depreciation)	1,941,980
Net assets	$110,786,466
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of

Operations	Six Months Ended March 31, 2015 (Unaudited)

Investment Income
Dividends (net of tax withheld of $180)	$2,938,831
Interest	896,108
Total investment income	3,834,939
Expenses
Management fees	413,698
12b-1 service fees – Class A Shares	75,495
12b-1 distribution and service fees – Class C Shares	45,533
Custodian fees	26,776
Trustees fees	1,988
Professional fees	15,761
Shareholder reporting expenses	47,837
Shareholder servicing agent fees	84,550
Federal and state registration fees	30,523
Other	5,039
Total expenses before fee waiver/expense reimbursement	747,200
Fee waiver/expense reimbursement	(212,228)
Net expenses	534,972
Net investment income (loss)	3,299,967
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,511,640)
Options written	46,452
Change in net unrealized appreciation (depreciation) of:
Investments	2,210,483
Options written	(3,657)
Net realized and unrealized gain (loss)	(2,258,362)
Net increase (decrease) in net assets from operations	$1,041,605

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 3/31/15	Year Ended 9/30/14
Operations
Net investment income (loss)	$3,299,967	$3,219,577
Net realized gain (loss) from:
Investments	(4,511,640)	119,232
Options written	46,452	3,131
Change in net unrealized appreciation (depreciation) of:
Investments	2,210,483	1,736,868
Options written	(3,657)	—
Net increase (decrease) in net assets from operations	1,041,605	5,078,808
Distributions to Shareholders
From net investment income:
Class A Shares	(1,513,039)	(1,672,233)
Class C Shares	(194,444)	(214,778)
Class I Shares	(1,228,460)	(971,107)
Decrease in net assets from distributions to shareholders	(2,935,943)	(2,858,118)
Fund Share Transactions
Proceeds from sale of shares	61,925,241	77,786,964
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,884,069	2,693,790
	64,809,310	80,480,754
Cost of shares redeemed	(57,832,350)	(16,441,248)
Net increase (decrease) in net assets from Fund share transactions	6,976,960	64,039,506
Net increase (decrease) in net assets	5,082,622	66,260,196
Net assets at the beginning of period	105,703,844	39,443,648
Net assets at the end of period	$110,786,466	$105,703,844
Undistributed (Over-distribution of) net investment income at the end of period	$641,070	$277,046

See accompanying notes to financial statements.

24	Nuveen Investments

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Nuveen Investments	25

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/09)
2015(f)	$21.97	$0.59	$(0.26)	$0.33	$(0.55)	$—	$(0.55)	$21.75
2014	20.70	1.23	1.13	2.36	(1.09)	—	(1.09)	21.97
2013	22.41	1.14	(0.85)	0.29	(1.18)	(0.82)	(2.00)	20.70
2012	21.22	1.21	2.56	3.77	(1.21)	(1.37)	(2.58)	22.41
2011	22.59	1.22	(0.37)	0.85	(1.43)	(0.79)	(2.22)	21.22
2010(d)	20.00	1.07	2.38	3.45	(0.86)	—	(0.86)	22.59
Class C (12/09)
2015(f)	21.93	0.54	(0.30)	0.24	(0.46)	—	(0.46)	21.71
2014	20.66	1.05	1.15	2.20	(0.93)	—	(0.93)	21.93
2013	22.37	0.98	(0.86)	0.12	(1.01)	(0.82)	(1.83)	20.66
2012	21.19	1.05	2.55	3.60	(1.05)	(1.37)	(2.42)	22.37
2011	22.55	1.06	(0.37)	0.69	(1.26)	(0.79)	(2.05)	21.19
2010(d)	20.00	0.94	2.37	3.31	(0.76)	—	(0.76)	22.55
Class I (12/09)
2015(f)	22.00	0.66	(0.31)	0.35	(0.57)	—	(0.57)	21.78
2014	20.72	1.26	1.17	2.43	(1.15)	—	(1.15)	22.00
2013	22.42	1.24	(0.88)	0.36	(1.24)	(0.82)	(2.06)	20.72
2012	21.23	1.28	2.55	3.83	(1.27)	(1.37)	(2.64)	22.42
2011	22.60	1.28	(0.37)	0.91	(1.49)	(0.79)	(2.28)	21.23
2010(d)	20.00	1.12	2.37	3.49	(0.89)	—	(0.89)	22.60

26	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.52%	$43,033	1.30	%*	5.09	%*	0.96	%*	5.43	%*	97%
11.64	78,394	1.45		5.20		0.97		5.69		80
1.21	17,635	1.92		4.47		0.97		5.42		47
19.24	560	4.52		2.07		0.97		5.62		85
3.78	531	2.78		3.70		0.98		5.51		76
17.46	565	3.61	*	3.55	*	0.99	*	6.17	*	53

1.13	12,004	2.12	*	4.61	*	1.71	*	5.01	*	97
10.82	6,732	2.20		4.38		1.72		4.87		80
0.45	4,555	2.79		3.56		1.72		4.63		47
18.32	559	5.27		1.32		1.72		4.87		85
3.05	530	3.53		2.95		1.73		4.76		76
16.74	564	4.36	*	2.80	*	1.74	*	5.41	*	53

1.64	55,749	1.11	*	5.77	*	0.71	*	6.17	*	97
11.95	20,578	1.21		5.35		0.72		5.84		80
1.53	17,254	1.64		5.00		0.72		5.92		47
19.53	1,130	3.59		3.08		0.72		5.94		85
4.05	531	2.53		3.95		0.73		5.76		76
17.68	565	3.36	*	3.80	*	0.74	*	6.42	*	53

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 9, 2009 (commencement of operations) through September 30, 2010.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended March 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	27

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Flexible Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is March 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2015 (“the current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund.

Investment Objective and Principal Investment Strategies

The Fund seeks to provide current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income producing securities. The Fund invests at least 65% of its net assets in preferred and debt securities. Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most other forms of the company’s debt, including both senior and subordinated debt. The Fund will invest at least 25% of its assets in securities of companies principally engaged in financial services. The Fund may invest without limit in below-investment-grade securities, commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 35% of its net assets in equity securities other than preferred securities, including common stocks, convertible securities, depositary receipts and other types of securities with equity characteristics. The Fund may write covered call options on equity securities to generate additional income. In addition, to manage market risk and credit risk in its portfolio, the Fund may make short sales of equity securities and may enter into credit default swap agreements. The Fund’s short sales may equal up to 10% of the value of the Fund’s net assets. The Fund may use all or a portion of the proceeds of its short sales to purchase additional portfolio securities. The Fund’s investments may include debt securities, preferred units and common units issued by master limited partnerships (“MLPs”), provided that the Fund may not invest more than 10% of its net assets in common units of MLPs. The Fund may invest up to 50% of its net assets in dollar-denominated securities issued by non-U.S. companies.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$470,000

28	Nuveen Investments

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

30	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$25,048,642	$—		$—	$25,048,642
Preferred Stocks	479,694	—		—	479,694
$25 Par (or similar) Retail Preferred	46,022,246	603,628	**	—	46,625,874
Corporate Bonds	—	27,820,838		—	27,820,838
$1,000 Par (or similar) Institutional Preferred	—	6,828,901		—	6,828,901
Short-Term Investments:
Repurchase Agreements	—	4,729,049		—	4,729,049
Investments in Derivatives:
Options Written	(159,852)	—		—	(159,852)
Total	$71,390,730	$39,982,416		$—	$111,373,146
*	Refer to the Fund’s Portfolio of Investments for industry classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for breakdown of securities classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$4,729,049	$(4,729,049)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(2,087,467)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following tables presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Options written, at value	$(159,852)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options	$46,452	$(3,657)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

32	Nuveen Investments

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/15		Year Ended 9/30/14
	Shares	Amount	Shares	Amount
Shares sold:
Class A	783,531	$16,986,234	3,164,582	$69,387,499
Class C	273,397	5,895,329	155,160	3,395,233
Class I	1,791,775	39,043,678	228,890	5,004,232
Shares issued to shareholders due to reinvestment of distributions:
Class A	68,400	1,483,459	74,665	1,632,932
Class C	8,584	185,909	8,612	185,702
Class I	55,949	1,214,701	40,477	875,156
	2,981,636	64,809,310	3,672,386	80,480,754
Shares redeemed:
Class A	(2,441,238)	(52,230,545)	(523,378)	(11,185,237)
Class C	(36,030)	(781,312)	(77,332)	(1,649,645)
Class I	(223,553)	(4,820,493)	(166,569)	(3,606,366)
	(2,700,821)	(57,832,350)	(767,279)	(16,441,248)
Net increase (decrease)	280,815	$6,976,960	2,905,107	$64,039,506

5. Investment Transactions

Long-term purchases and sales (including maturities, but excluding derivative transactions) during the current fiscal period, aggregated $118,839,320 and $108,220,939, respectively.

Transactions in options written during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	2,256	222,076
Options terminated in closing purchase transactions	(391)	(42,572)
Options exercised	(400)	(23,309)
Options outstanding, end of period	1,465	$156,195

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of March 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$109,473,647
Gross unrealized:
Appreciation	$3,121,874
Depreciation	(1,062,523)
Net unrealized appreciation (depreciation) of investments	$2,059,351

Nuveen Investments	33

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to bond premium amortization adjustments, foreign currency transactions, complex securities character adjustments and investments in partnerships, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2014, the Fund’s last tax year end, as follows:

Capital paid-in	$—
Undistributed (Over-distribution of) net investment income	(113,881)
Accumulated net realized gain (loss)	113,881

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2014, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1,2]	$704,119
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2014 through September 30, 2014 and paid on October 1, 2014.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended September 30, 2014, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[2]	$2,611,503
Distributions from net long-term capital gains	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2014, the Fund’s last tax year end, the Fund had unused capital loss carryforwards available for federal income purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$74,444

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

34	Nuveen Investments

The annual complex-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2015, the complex-level fee for the Fund was 0.1635%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% through September 30, 2016 (1.25% after September 30, 2016), of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$63,288
Paid to financial intermediaries	56,228

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$48,845

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$22,462

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$1,086

Nuveen Investments	35

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser NWQ Investment Management Company, LLC 2049 Century Park East Los Angeles, CA 90097	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

36	Nuveen Investments

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch U.S. Corporate Index: An unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

BofA/Merrill Lynch Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule, and must have a minimum amount outstanding of $100 million. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index: An index that tracks the performance of U.S. dollar denominated investment grade and sub-investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

Barclays U.S. Aggregate Bond Index: An index that tracks the performance of U.S. investment grade fixed-rate bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fee.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Morningstar Conservative Target Risk Index: An index that seeks to represent a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek below-average exposure to equity market risk and returns. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Nuveen Investments	37

Notes

38	Nuveen Investments

Notes

Nuveen Investments	39

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen
Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset
Management, NWQ Investment Management Company, Santa Barbara
Asset Management, Tradewinds Global Investors, Winslow Capital
Management, and Gresham Investment Management. In total, Nuveen
Investments managed approximately $233 billion as of March 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen
Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NFI-0315P        8107-INV-B-05/16

Mutual Funds

Nuveen Commodity Strategy Funds

Semi-Annual Report March 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Gresham Diversified Commodity Strategy Fund	NGVAX	NGVCX	NGVIX
Nuveen Gresham Long/Short Commodity Strategy Fund	NGSAX	NGSCX	NGSIX

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NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The economic story outside the U.S. continues to improve. Despite the drama over Greece’s debt negotiations, the European economy appears to be stabilizing. Japan is on a moderate recovery path as it emerged from recession late last quarter. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Some areas of concern were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 22, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Gresham Diversified Commodity Strategy Fund

Nuveen Gresham Long/Short Commodity Strategy Fund

These Funds are managed by Nuveen Fund Advisors, LLC, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Funds’ sub-advisers are Gresham Investment Management LLC, acting through its Near Term Active division (Gresham), and Nuveen Asset Management, LLC (Nuveen Asset Management), each of which is an affiliate of Nuveen. Susan Wager and Randy Migdal from Gresham manage the Funds’ commodity investments and Douglas M. Baker, CFA, from Nuveen Asset Management manages the Funds’ fixed income investments. They have each managed the Funds since their inceptions on July 30, 2012.

Here the managers review key strategies and the performance of the Funds for the six-month reporting period ended March 31, 2015.

How did the Funds perform during the six-month reporting period ended March 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the six-month, one-year and since inception periods ending March 31, 2015. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Bloomberg Commodity Index (the “Index”) and Lipper classification average.

What strategies were used to manage the Funds during the six-month reporting period ended March 31, 2015 and how did these strategies influence performance?

Nuveen Gresham Diversified Commodity Strategy Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Bloomberg Commodity Index and its Lipper classification average for the six-month reporting period ended March 31, 2015.

Gresham has developed an investment strategy intended to provide the Fund with exposure to the commodities asset class through a broad portfolio of futures contracts on physical commodities. Commodities have historically offered investors a hedge against rising inflation and diversification across economic cycles, potentially improving the efficiency of portfolios holding traditional equity and fixed income assets. The Fund’s investment strategy has two elements which include a portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets and a portfolio of cash equivalents, U.S. government securities and other high quality short-term debt securities.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, the volume of international trade and futures contract liquidity, with limits on portfolio concentration in individual commodities and groups. Once portfolio weights are determined, positions in individual futures contracts are actively managed by Gresham’s seasoned team of portfolio managers and traders, who seek the best opportunities from the available points on the futures contract curve for each commodity, and the most favorable timing of contract purchases and sales.

On an absolute return basis, the Fund lagged the Index in the precious metals group, but outperformed the Index in the other five commodity groups.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Within the precious metals group, the Fund’s lower weightings than the Index in gold and silver were unfavorable to performance, as were its positions in platinum and palladium, which are not represented in the Index. Platinum prices declined by double-digits, hampered by concerns about falling demand as global economic growth remained rather anemic and the U.S. dollar rallied strongly during the reporting period. Supply concerns in Russia, the top producer of the metal, triggered a significant outflow from palladium-backed exchange traded funds in March, leading to lower overall palladium prices for the reporting period.

Conversely, the Fund’s absolute return outpaced the Index’s most prominently in the livestock, foods and fibers, and agriculture groups. The performance of the Fund’s livestock position was bolstered by an overweight in live cattle. In foods and fibers, as grouped by Gresham, the Fund’s coffee position was aided by an underweight in Arabica coffee relative to the Index. In the agriculture group, the Fund’s underweight to Kansas City wheat and an allocation to Minneapolis wheat (a contract not held in the Index) outperformed.

Nuveen Gresham Long/Short Commodity Strategy Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Bloomberg Commodity Index and its Lipper classification average during the reporting period ended March 31, 2015.

In managing the Fund, Gresham invests in futures contracts of major commodities through a momentum strategy, seeking to take advantage of the market dynamics of rising and falling trends in prices to provide an attractive return. Because the Fund takes long and short positions, its performance will usually differ from the overall commodity market, causing it to underperform in comparison to commodity funds when commodities’ performance is strong across the board, or, as in this reporting period, allowing it to outperform when commodities as a whole are performing poorly. The Fund’s investment strategy has two elements which include a portfolio of long and/or short exchange-traded commodity futures contracts providing long and/or short exposure to all principal groups in the global commodity markets and a portfolio of cash equivalents, U.S. government securities and other high quality short-term debt securities.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, volume of international trade and futures contract liquidity, with limits on portfolio concentration from individual commodities and groups. After the determination of commodities and portfolio weights, the Fund takes long positions in commodities showing rising price trends, and sells short those commodities where prices have persistently fallen, relying on the six-month moving average of a commodity’s price as a reference point to determine trends. (Long portfolio positions benefit when prices are rising, while short positions benefit when prices are falling.)

At the end of the reporting period, the Fund was short all industrial metals and precious metals commodities, long corn and short all other agricultural commodities, long cotton and short all other foods and fibers commodities, short natural gas and flat across the rest of the energy group, and long live cattle and short lean hogs within the livestock group. Flat means that instead of shorting a futures contract when market signals dictate, the Fund will not have a futures contract position for that commodity and will instead move that position to cash. In comparison, the Index holds only long positions. During the reporting period, the Fund outperformed the Index on an absolute basis in the energy, foods and fibers and livestock, but trailed in the agriculture and precious metals groups.

The Fund’s long/short strategy, which is designed to seek attractive returns in both rising and falling markets, provided an effective hedge against the period’s volatility. During this reporting period, the long/short strategy was most effective in the Fund’s energy and foods and fibers positions. In energy, the Fund’s position appreciated and the Index’s lost a significant amount. The Fund maintained flat positions across the energy commodities, except for a generally short position in natural gas, which was advantageous during a period of falling prices. Foods and fibers commodities, as grouped by Gresham, fell 24.0% in the Index, with both sugar and Arabica coffee suffering double-digit losses. The Fund was short Arabica coffee for most of the reporting period and short sugar for the entire reporting period, which contributed to a gain in the Fund’s foods and fibers group.

The main detractors from performance were the agriculture group, as grouped by Gresham, and the precious metals group. The Fund’s short positions in grain commodities were hurt when grain prices rallied in the fourth quarter of 2014. Subsequently, in the early months of 2015, corn, wheat and soybean meal prices were turbulent, which caused excess flipping activity in the Fund.

6	Nuveen Investments

Similarly, the Fund’s positions in gold and silver experienced unfavorable flipping activity during a choppy trading environment for precious metals futures in the first quarter of 2015. Flipping activity occurs when commodity prices trend sideways and the Fund switches from long to short (or flat in the case of energy) or vice versa. In seeking to outperform and get ahead of the Index, the Fund can experience excess flipping, which can adversely affect relative returns. (The Index remains long-only.) As a result, the Fund’s agriculture position declined significantly, while the Index’s position appreciated during the reporting period. In precious metals, the Fund and Index positions were both down, with the Fund decreasing slightly more than the Index.

Nuveen Investments	7

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. An investor should consider the following risk factors. Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price change, which may subject the Funds to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Because the Funds have a significant portion of their assets concentrated in commodity-linked derivative instruments, developments affecting commodities, including political and regulatory changes, seasonal variations, weather, technology, economic and market conditions, will have a disproportionate impact on the Funds. More information on these risks, as well as information on other risks to which the Funds are subject, such as clearing broker, counterparty, credit, derivatives, frequent trading, non-U.S. investment, regulatory, subsidiary and tax risks, are included in the Funds’ prospectus.

Short Selling Risk: As a result of short selling risk, the Nuveen Gresham Long/Short Commodity Strategy Fund bears the risk of unlimited loss on contracts it sells short.

8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Diversified Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(18.21)%	(26.03)%	(12.70)%
Class A Shares at maximum Offering Price	(22.91)%	(30.28)%	(14.61)%
Bloomberg Commodity Index	(17.32)%	(27.04)%	(13.72)%
Lipper Commodities General Funds Classification Average	(17.56)%	(24.68)%	(12.56)%

Class C Shares	(18.53)%	(26.47)%	(13.28)%
Class I Shares	(18.15)%	(25.73)%	(12.42)%

Since inception returns are from 7/30/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.00%	2.81%	1.83%
Net Expense Ratios	1.32%	2.07%	1.07%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

10	Nuveen Investments

Nuveen Gresham Long/Short Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(2.01)%	1.47%	(1.97)%
Class A Shares at maximum Offering Price	(7.64)%	(4.37)%	(4.12)%
Bloomberg Commodity Index	(17.32)%	(27.04)%	(13.72)%
Barclay BTOP50 Index	13.08%	19.53%	5.13%
Lipper Commodities General Funds Classification Average	(17.56)%	(24.68)%	(12.56)%

Class C Shares	(2.41)%	0.66%	(2.72)%
Class I Shares	(1.89)%	1.74%	(1.73)%

Since inception returns are from 7/30/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.41%	4.21%	3.01%
Net Expense Ratios	1.72%	2.47%	1.47%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.50% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

Nuveen Investments	11

Holding

Summaries as of March 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Gresham Diversified Commodity Strategy Fund

Commodity Group Weightings1

Energy	35.9%
Industrial Metals	18.5%
Agriculturals	15.9%
Precious Metals	12.7%
Livestock	10.9%
Foods & Fibers	6.1%
Total	100%

Fixed Income Investments2

U.S. Government and Agency Obligations	88.0%
Repurchase Agreements	12.0%
Total	100%

Top 10 Commodity Holdings1

Crude Oil	20.1%
Copper	9.3%
Gold	8.8%
Natural Gas	6.5%
Live Cattle	6.4%
Soybeans	5.4%
Aluminum	5.0%
Unleaded Gas	3.6%
Wheat	3.5%
Corn	3.4%

12	Nuveen Investments

Nuveen Gresham Long/Short Commodity Strategy Fund

Commodity Group Weightings3

Energy	34.5%
Industrial Metals	19.1%
Agriculturals	17.9%
Precious Metals	10.9%
Livestock	10.8%
Food & Fibers	6.8%
Total	100%

Fixed Income Investments2

U.S. Government and Agency Obligations	85.3%
Repurchase Agreements	14.7%
Total	100%

Top Five Long Commodity Holdings3

Live Cattle	6.5%
Corn	3.5%
Cotton	1.7%

Top Five Short Commodity Holdings3

Copper	9.0%
Gold	7.9%
Natural Gas	7.1%
Soybeans	5.9%
Aluminum	4.8%

Long/Short Weightings[3]	Long	Short	Flat
Energy	0.0%	7.1%	27.4%
Industrial Metals	0.0%	19.1%	0.0%
Agriculturals	3.5%	12.6%	1.8%
Precious Metals	0.0%	10.9%	0.0%
Livestock	8.0%	1.4%	1.4%
Food & Fibers	1.7%	5.1%	0.0%

1	Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

2	As a percentage of total short-term investments.

3	Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only, including gross exposure of long, short, and flat allocations. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

Nuveen Investments	13

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2015.

The beginning of the period for the Funds is October 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Gresham Diversified Commodity Strategy Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$817.90	$814.70	$818.50
Expenses Incurred During Period	$5.94	$9.32	$4.81
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.40	$1,014.66	$1,019.65
Expenses Incurred During Period	$6.59	$10.35	$5.34

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06% and 1.06% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

14	Nuveen Investments

Nuveen Gresham Long/Short Commodity Strategy Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$979.90	$975.90	$981.10
Expenses Incurred During Period	$8.44	$12.17	$7.21
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,016.40	$1,012.62	$1,017.65
Expenses Incurred During Period	$8.60	$12.39	$7.34

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.71%, 2.47% and 1.46% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	15

Nuveen Gresham Diversified Commodity Strategy Fund

Consolidated Portfolio of Investments	March 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 92.3%

	U.S. Government and Agency Obligations – 81.2%

$3,400	U.S. Treasury Bills	0.000%	4/02/15	Aaa	$3,400,000

9,300	U.S. Treasury Bills	0.000%	4/30/15	Aaa	9,299,721

5,500	U.S. Treasury Bills	0.000%	5/28/15	Aaa	5,499,720

4,700	U.S. Treasury Bills	0.000%	6/25/15	Aaa	4,699,836

7,500	U.S. Treasury Bills	0.000%	7/23/15	Aaa	7,499,055

7,500	U.S. Treasury Bills	0.000%	8/20/15	Aaa	7,498,162

6,000	U.S. Treasury Bills	0.000%	9/17/15	Aaa	5,997,186

13,000	U.S. Treasury Bills	0.000%	10/15/15	Aaa	12,990,926

6,000	U.S. Treasury Bills	0.000%	11/12/15	Aaa	5,994,186

9,000	U.S. Treasury Bills	0.000%	12/10/15	Aaa	8,989,407

9,700	U.S. Treasury Bills	0.000%	2/04/16	Aaa	9,682,928

10,000	U.S. Treasury Bills	0.000%	3/03/16	Aaa	9,977,770
91,600	Total U.S. Government and Agency Obligations				91,528,897

	Repurchase Agreements – 11.1%

5,264	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/15, repurchase price $5,263,900, collateralized by $4,260,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $5,372,925	0.000%	4/01/15	N/A	5,263,900

7,254	Repurchase Agreement with State Street Bank, dated 3/31/15, repurchase price $7,254,560, collateralized by $7,205,000 U.S. Treasury Notes, 2.125%, due 9/30/21, value $7,403,138 (3)	0.000%	4/01/15	N/A	7,254,560
$12,518	Total Repurchase Agreements				12,518,460
	Total Short-Term Investments (cost $104,045,939)				104,047,357
	Other Assets Less Liabilities – 7.7% (4)				8,691,018
	Net Assets – 100%				$112,738,375

Investments in Derivatives as of March 31, 2015 (5)

Futures Contracts outstanding:

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Long	July 2015	102	$5,822,160	$(105,020)	$(370,358)

	ICE Brent Crude Oil Futures Contract	Long	September 2015	92	5,407,760	(93,840)	(111,301)

	NYMEX WTI Crude Oil Futures Contract	Long	May 2015	171	8,139,600	(183,568)	(855,234)

	NYMEX WTI Crude Oil Futures Contract	Long	July 2015	12	609,360	(12,360)	(24,996)

	NYMEX WTI Crude Oil Futures Contract	Long	September 2015	49	2,581,810	(48,020)	(26,515)
	Total Crude Oil			426	22,560,690	(442,808)	(1,388,404)

16	Nuveen Investments

Investment Derivatives as of March 31, 2015 (5) (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Energy (continued)	Gas Oil

	ICE Gas Oil Futures Contract	Long	May 2015	62	$3,248,800	$—	$(166,252)

	Heating Oil

	NYMEX NY Harbor ULSD Futures Contract	Long	May 2015	27	1,936,872	(22,793)	(118,030)

	NYMEX NY Harbor ULSD Futures Contract	Long	July 2015	17	1,236,077	(13,780)	(94,209)
	Total Heating Oil			44	3,172,949	(36,573)	(212,239)

	Natural Gas

	NYMEX Natural Gas Futures Contract	Long	May 2015	52	1,372,800	(2,080)	(96,544)

	NYMEX Natural Gas Futures Contract	Long	July 2015	119	3,273,690	(3,570)	(162,364)

	NYMEX Natural Gas Futures Contract	Long	September 2015	95	2,646,700	950	(106,815)
	Total Natural Gas			266	7,293,190	(4,700)	(365,723)

	Unleaded Gas

	NYMEX Gasoline RBOB Futures Contract	Long	May 2015	19	1,412,460	(20,110)	(56,539)

	NYMEX Gasoline RBOB Futures Contract	Long	July 2015	36	2,638,289	(36,590)	(151,707)
	Total Unleaded Gas			55	4,050,749	(56,700)	(208,246)
	Total Energy			853	40,326,378	(540,781)	(2,340,864)

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	May 2015	89	3,958,831	(27,813)	(142,504)

	LME Primary Aluminum Futures Contract	Short	May 2015	(27)	(1,200,994)	8,438	44,825

	LME Primary Aluminum Futures Contract	Long	July 2015	64	2,863,600	(20,400)	(87,844)
	Total Aluminum			126	5,621,437	(39,775)	(185,523)

	Copper

	CEC Copper High Grade Futures Contract	Long	May 2015	75	5,137,500	(77,812)	235,798

	LME Copper Futures Contract	Long	May 2015	23	3,481,625	(23,575)	215,400

	LME Copper Futures Contract	Short	May 2015	(7)	(1,059,625)	7,175	(56,775)

	LME Copper Futures Contract	Long	July 2015	19	2,868,287	(19,475)	177,371
	Total Copper			110	10,427,787	(113,687)	571,794

	Lead

	LME Lead Futures Contract	Long	May 2015	19	864,619	(1,663)	(11,152)

	LME Lead Futures Contract	Short	May 2015	(15)	(682,594)	1,313	(7,206)

	LME Lead Futures Contract	Long	July 2015	18	819,900	(2,250)	6,837

	LME Lead Futures Contract	Short	July 2015	(4)	(182,200)	500	(7,100)

	LME Lead Futures Contract	Long	September 2015	4	182,750	(500)	7,175
	Total Lead			22	1,002,475	(2,600)	(11,446)

Nuveen Investments	17

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	March 31, 2015 (Unaudited)

Investment Derivatives as of March 31, 2015 (5) (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Industrial Metals (continued)	Nickel

	LME Nickel Futures Contract	Long	May 2015	14	$1,038,828	$(40,782)	$(186,816)

	LME Nickel Futures Contract	Short	May 2015	(8)	(593,616)	23,304	58,428

	LME Nickel Futures Contract	Long	July 2015	18	1,339,200	(52,866)	(219,804)

	LME Nickel Futures Contract	Short	July 2015	(9)	(669,600)	26,433	89,220

	LME Nickel Futures Contract	Long	September 2015	11	820,512	(32,307)	(104,532)
	Total Nickel			26	1,935,324	(76,218)	(363,504)

	Zinc

	LME Zinc Futures Contract	Long	May 2015	35	1,818,469	(23,844)	(33,588)

	LME Zinc Futures Contract	Short	May 2015	(14)	(727,387)	9,537	(2,013)

	LME Zinc Futures Contract	Long	July 2015	14	729,400	(9,800)	1,837
	Total Zinc			35	1,820,482	(24,107)	(33,764)
	Total Industrial Metals			319	20,807,505	(256,387)	(22,443)

Agriculturals	Corn

	CBOT Corn Futures Contract	Long	May 2015	180	3,386,250	(164,250)	(177,219)

	CBOT Corn Futures Contract	Long	July 2015	21	403,463	(19,163)	(10,975)
	Total Corn			201	3,789,713	(183,413)	(188,194)

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Long	May 2015	58	1,895,440	20,880	4,866

	CBOT Soybean Meal Futures Contract	Long	July 2015	33	1,073,160	9,570	2,555
	Total Soybean Meal			91	2,968,600	30,450	7,421

	Soybean Oil

	CBOT Soybean Oil Futures Contract	Long	May 2015	49	893,466	(2,940)	(59,552)

	CBOT Soybean Oil Futures Contract	Long	July 2015	12	220,464	(720)	(15,855)
	Total Soybean Oil			61	1,113,930	(3,660)	(75,407)

	Soybeans

	CBOT Soybean Futures Contract	Long	May 2015	62	3,017,075	17,050	(51,024)

	CBOT Soybean Futures Contract	Long	July 2015	61	2,982,137	15,250	(80,821)
	Total Soybeans			123	5,999,212	32,300	(131,845)

	Wheat

	CBOT KC HRW Wheat Futures Contract	Long	May 2015	8	223,700	(6,800)	3,503

	CBOT KC HRW Wheat Futures Contract	Long	July 2015	27	761,062	(22,950)	33,359

	CBOT Wheat Futures Contract	Long	May 2015	43	1,100,263	(16,738)	(43,066)

	CBOT Wheat Futures Contract	Long	July 2015	34	873,800	(32,725)	(99,189)

	MGEX Red Spring Wheat Futures Contract	Long	May 2015	34	979,200	(25,075)	205
	Total Wheat			146	3,938,025	(104,288)	(105,188)
	Total Agriculturals			622	17,809,480	(228,611)	(493,213)

18	Nuveen Investments

Investment Derivatives as of March 31, 2015 (5) (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Precious Metals	Gold

	CEC Gold Futures Contract	Long	June 2015	84	$9,938,880	$(17,441)	$(185,114)

	Palladium

	NYMEX Palladium Futures Contract	Long	June 2015	7	514,710	4,410	(39,323)

	Platinum

	NYMEX Platinum Futures Contract	Long	July 2015	15	857,550	19,500	(31,437)

	Silver

	CEC Silver Futures Contract	Long	May 2015	35	2,904,650	(13,300)	(80,517)
	Total Precious Metals			141	14,215,790	(6,831)	(336,391)

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	May 2015	21	566,790	840	(49,897)

	ICE Cocoa Futures Contract	Long	July 2015	6	161,940	180	(10,742)
	Total Cocoa			27	728,730	1,020	(60,639)

	Coffee

	ICE Coffee C Futures Contract	Long	May 2015	33	1,644,637	6,806	(364,723)

	ICE Coffee Robusta Futures Contract	Long	May 2015	19	328,510	1,330	(47,913)
	Total Coffee			52	1,973,147	8,136	(412,636)

	Cotton

	ICE Cotton Futures Contract	Long	May 2015	61	1,924,550	17,690	52,444

	Sugar

	ICE Sugar 11 Futures Contract	Long	May 2015	81	1,082,290	(5,443)	(231,082)

	ICE Sugar 11 Futures Contract	Long	July 2015	67	904,982	(7,504)	(94,055)

	ICE Sugar Futures Contract	Long	May 2015	7	124,390	(735)	(10,974)

	ICE Sugar Futures Contract	Long	August 2015	6	105,270	(720)	(4,532)
	Total Sugar			161	2,216,932	(14,402)	(340,643)
	Total Foods & Fibers			301	6,843,359	12,444	(761,474)

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Long	May 2015	17	1,843,650	(4,675)	128,757

	Lean Hogs

	CME Lean Hogs Futures Contract	Long	June 2015	106	3,213,920	10,600	(26,572)

	CME Lean Hogs Futures Contract	Long	July 2015	1	30,860	210	573
	Total Lean Hogs			107	3,244,780	10,810	(25,999)

Nuveen Investments	19

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	March 31, 2015 (Unaudited)

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Livestock (continued)	Live Cattle

	CME Live Cattle Futures Contract	Long	June 2015	53	$3,229,290	$(13,780)	$121,343

	CME Live Cattle Futures Contract	Long	August 2015	49	2,930,200	(15,190)	57,009

	CME Live Cattle Futures Contract	Long	October 2015	16	967,680	(3,680)	(1,223)
	Total Cattle			118	7,127,170	(32,650)	177,129
	Total Livestock			242	12,215,600	(26,515)	279,887
	Total Futures Contracts outstanding			2,478	$112,218,112	$(1,046,681)	$(3,674,498)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Consolidated Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. rating.

(3)	As of the end of the reporting period, repurchase agreement was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Investment Objectives and Principal Investment Strategies and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of futures contracts, which are recognized as part of the cash collateral at broker and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

(5)	As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Investment Objectives and Principal Investment Strategies and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(6)	The Fund expects to invest only in long futures contracts. Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. For every short LME futures contract outstanding, the Fund had previously entered into a long LME futures contract. The London Clearing House is the counterparty for both the long and short position.

(7)	Total Number of Contracts and Notional Amount at Value include the net effect of LME short futures positions.

N/A	Not applicable

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

HRW	Hard Red Winter

ICE	Intercontinental Exchange

KC	Kansas City

LME	London Metal Exchange

MGEX	Minneapolis Grain Exchange

NY Harbor ULSD	New York Harbor Ultra-Low Sulfur Diesel

NYMEX	New York Mercantile Exchange

RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

WTI	West Texas Intermediate

See accompanying notes to financial statements.

20	Nuveen Investments

Nuveen Gresham Long/Short Commodity Strategy Fund

Consolidated Portfolio of Investments	March 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 95.2%

	U.S. Government and Agency Obligations – 81.2%

$500	U.S. Treasury Bills	0.000%	4/02/15	Aaa	$500,000

850	U.S. Treasury Bills	0.000%	4/30/15	Aaa	849,974

1,000	U.S. Treasury Bills	0.000%	5/28/15	Aaa	999,949

500	U.S. Treasury Bills	0.000%	6/25/15	Aaa	499,983

1,000	U.S. Treasury Bills	0.000%	7/23/15	Aaa	999,874

400	U.S. Treasury Bills	0.000%	9/17/15	Aaa	399,812

300	U.S. Treasury Bills	0.000%	11/12/15	Aaa	299,709

250	U.S. Treasury Bills	0.000%	12/10/15	Aaa	249,706

1,000	U.S. Treasury Bills	0.000%	2/04/16	Aaa	998,240

400	U.S. Treasury Bills	0.000%	3/03/16	Aaa	399,111
6,200	Total U.S. Government and Agency Obligations				6,196,358

	Repurchase Agreements – 14.0%

339	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/15, repurchase price $339,392, collateralized by $275,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $346,844	0.000%	4/01/15	N/A	339,392

727	Repurchase Agreement with State Street Bank, dated 3/31/15, repurchase price $726,843, collateralized by $725,000 U.S. Treasury Notes, 2.125%, due 9/30/21, value $744,938 (3)	0.000%	4/01/15	N/A	726,843
$1,066	Total Repurchase Agreements				1,066,235
	Total Short-Term Investments (cost $7,262,297)				7,262,593
	Other Assets Less Liabilities – 4.8% (4)				367,748
	Net Assets – 100%				$7,630,341

Investments in Derivatives as of March 31, 2015 (5)

Futures Contracts outstanding:

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (8)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Energy	Natural Gas

	NYMEX Natural Gas Futures Contract	Short	May 2015	(15)	$(396,000)	$600	$14,908

	NYMEX Natural Gas Futures Contract	Short	June 2015	(5)	(134,550)	150	1,800
	Total Natural Gas			(20)	(530,550)	750	16,708
	Total Energy			(20)	(530,550)	750	16,708

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	April 2015	8	357,450	(2,100)	(2,100)

	LME Primary Aluminum Futures Contract	Short	April 2015	(8)	(357,450)	2,100	16,400

	LME Primary Aluminum Futures Contract	Short	May 2015	(8)	(355,850)	2,500	4,050
	Total Aluminum			(8)	(355,850)	2,500	18,350

Nuveen Investments	21

Nuveen Gresham Long/Short Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	March 31, 2015 (Unaudited)

Investment Derivatives as of March 31, 2015 (5) (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (8)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Industrial Metals (continued)	Copper

	CEC Copper High Grade Futures Contract	Short	May 2015	(1)	$(68,500)	$1,038	$1,861

	LME Copper Futures Contract	Long	April 2015	4	606,450	(4,050)	14,850

	LME Copper Futures Contract	Short	April 2015	(4)	(606,450)	4,050	(55,650)

	LME Copper Futures Contract	Short	May 2015	(4)	(605,500)	4,100	(14,500)
	Total Copper			(5)	(674,000)	5,138	(53,439)

	Lead

	LME Lead Futures Contract	Long	April 2015	1	45,631	38	2,062

	LME Lead Futures Contract	Short	April 2015	(1)	(45,631)	(38)	569

	LME Lead Futures Contract	Short	May 2015	(2)	(91,013)	175	(3,894)
	Total Lead			(2)	(91,013)	175	(1,263)

	Nickel

	LME Nickel Futures Contract	Long	April 2015	2	148,176	(5,838)	(17,700)

	LME Nickel Futures Contract	Short	April 2015	(2)	(148,176)	5,838	36,081

	LME Nickel Futures Contract	Short	May 2015	(2)	(148,404)	5,826	17,748
	Total Nickel			(2)	(148,404)	5,826	36,129

	Zinc

	LME Zinc Futures Contract	Long	April 2015	2	103,675	(1,375)	1,263

	LME Zinc Futures Contract	Short	April 2015	(2)	(103,675)	1,375	2,688

	LME Zinc Futures Contract	Short	May 2015	(3)	(155,869)	2,044	(669)
	Total Zinc			(3)	(155,869)	2,044	3,282
	Total Industrials			(20)	(1,425,136)	15,683	3,059

Agriculturals	Corn

	CBOT Corn Futures Contract	Long	May 2015	14	263,375	(12,775)	(8,308)

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Short	July 2015	(3)	(97,560)	(870)	(1,270)

	Soybean Oil

	CBOT Soybean Oil Futures Contract	Short	May 2015	(5)	(91,170)	300	5,454

	Soybeans

	CBOT Soybean Futures Contract	Short	May 2015	(9)	(437,962)	(2,475)	13,583

	Wheat

	CBOT KC HRW Wheat Futures Contract	Short	May 2015	(2)	(55,925)	1,700	(1,700)

	CBOT Wheat Futures Contract	Short	May 2015	(9)	(230,287)	8,325	(1,213)

	MGEX Red Spring Wheat Futures Contract	Short	May 2015	(1)	(28,800)	721	721
	Total Wheat			(12)	(315,012)	10,746	(2,192)
	Total Agriculturals			(15)	(678,329)	(5,074)	7,267

22	Nuveen Investments

Investment Derivatives as of March 31, 2015 (5) (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (8)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Precious Metals	Gold

	CEC Gold Futures Contract	Short	June 2015	(5)	$(591,600)	$1,050	$13,000

	Platinum

	NYMEX Platinum Futures Contract	Short	July 2015	(1)	(57,170)	(1,300)	2,445

	Silver

	CEC Silver Futures Contract	Short	May 2015	(2)	(165,980)	76	76
	Total Precious Metals			(8)	(814,750)	(174)	15,521

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Short	July 2015	(2)	(53,980)	(60)	1,235

	Coffee

	ICE Coffee C Futures Contract	Short	May 2015	(3)	(149,512)	(619)	24,446

	ICE Coffee Robusta Futures Contract	Short	May 2015	(1)	(17,290)	(70)	2,250
	Total Coffee			(4)	(166,802)	(689)	26,696

	Cotton

	ICE Cotton Futures Contract	Long	May 2015	4	126,200	1,160	461

	Sugar

	ICE Sugar 11 Futures Contract	Short	May 2015	(11)	(146,978)	739	31,192

	ICE Sugar Futures Contract	Short	May 2015	(1)	(17,770)	104	1,620
	Total Sugar			(12)	(164,748)	843	32,812
	Total Foods & Fibers			(14)	(259,330)	1,254	61,204

Livestock	Lean Hogs

	CME Lean Hogs Futures Contract	Short	June 2015	(7)	(212,240)	(700)	6,496

	Live Cattle

	CME Live Cattle Futures Contract	Long	June 2015	8	487,440	(2,079)	(1,549)
	Total Livestock			1	275,200	(2,779)	4,947
	Total Futures Contracts outstanding			(76)	$(3,432,895)	$9,660	$108,706

Nuveen Investments	23

Nuveen Gresham Long/Short Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	March 31, 2015 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Consolidated Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. rating.

(3)	As of the end of the reporting period, repurchase agreement was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Investment Objectives and Principal Investment Strategies and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)	Other asset less liabilities includes the unrealized appreciation (depreciation) of futures contracts, which are recognized as part of the cash collateral at broker and/or receivable or payable for variation margin as presented on the statement of Assets and Liabilities.

(5)	As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Investment Objectives and Principal Investment Strategies and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(6)	Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. The London Clearing House is the counterparty for both the long and short position.

(7)	The aggregate Numbers of Contracts for long and short futures contracts outstanding is 43 and (119), respectively.

(8)	The aggregate Notional Amount at Value for long and short futures contracts outstanding is $2,138,397 and $(5,571,292), respectively.

N/A	Not applicable.

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

HRW	Hard Red Winter

ICE	Intercontinental Exchange

KC	Kansas City

LME	London Metal Exchange

MGEX	Minneapolis Grain Exchange

NYMEX	New York Mercantile Exchange

See accompanying notes to financial statements.

24	Nuveen Investments

Consolidated Statement of

Assets and Liabilities	March 31, 2015 (Unaudited)

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Assets
Short-term investments, at value (cost $104,045,939 and $7,262,297, respectively)	$104,047,357	$7,262,593
Deposits with brokers for open futures contracts	9,319,121	385,176
Receivable for:
Shares sold	851,161	—
Variation margin on futures contracts	201,966	44,009
Other assets	22,697	23,147
Total assets	114,442,302	7,714,925
Liabilities
Payable for:
Shares redeemed	325,155	—
Variation margin on futures contracts	1,248,647	34,349
Accrued expenses:
Professional fees	17,215	17,177
Management fees	49,652	6,910
Shareholder reporting expenses	33,662	24,681
12b-1 distribution and service fees	699	146
Other	28,897	1,321
Total liabilities	1,703,927	84,584
Net assets	$112,738,375	$7,630,341
Class A Shares
Net assets	$359,693	$417,069
Shares outstanding	26,249	23,234
Net asset value (“NAV”) per share	$13.70	$17.95
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$14.54	$19.05
Class C Shares
Net assets	$685,785	$65,129
Shares outstanding	50,771	3,663
NAV and offering price per share	$13.51	$17.78
Class I Shares
Net assets	$111,692,897	$7,148,143
Shares outstanding	8,093,357	397,081
NAV and offering price per share	$13.80	$18.00
Net assets consist of:
Capital paid-in	$131,379,591	$7,810,822
Undistributed (Over-distribution of) net investment income	1,788,057	(396,763)
Accumulated net realized gain (loss)	(16,756,193)	107,280
Net unrealized appreciation (depreciation)	(3,673,080)	109,002
Net assets	$112,738,375	$7,630,341
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	25

Consolidated Statement of

Operations	Six Months Ended March 31, 2015 (Unaudited)

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Investment Income	$38,865	$3,601
Expenses
Management fees	439,389	44,430
12b-1 service fees – Class A Shares	505	908
12b-1 distribution and service fees – Class C Shares	4,143	314
Shareholder servicing agent fees	8,683	575
Custodian fees	78,206	23,500
Trustees fees	7,776	6,567
Professional fees	20,285	19,388
Shareholder reporting expenses	28,260	11,664
Federal and state registration fees	32,224	16,847
Other	4,393	3,462
Total expenses before fee waiver/expense reimbursement	623,864	127,655
Fee waiver/expense reimbursement	(134,170)	(70,548)
Net expenses	489,694	57,107
Net investment income (loss)	(450,829)	(53,506)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	668	29
Futures contracts	(16,756,861)	105,835
Change in net unrealized appreciation (depreciation) of:
Investments	(9,607)	(1,763)
Futures contracts	(846,876)	(215,075)
Net realized and unrealized gain (loss)	(17,612,676)	(110,974)
Net increase (decrease) in net assets from operations	$(18,063,505)	$(164,480)

See accompanying notes to financial statements.

26	Nuveen Investments

Consolidated Statement of

Changes in Net Assets	(Unaudited)

	Gresham Diversified Commodity Strategy		Gresham Long/Short Commodity Strategy
	Six Months Ended 3/31/15	Year Ended 9/30/14	Six Months Ended 3/31/15	Year Ended 9/30/14
Operations
Net investment income (loss)	$(450,829)	$(334,765)	$(53,506)	$(164,147)
Net realized gain (loss) from:
Investments	668	343	29	1,416
Futures contracts	(16,756,861)	(919,866)	105,835	304,298
Change in net unrealized appreciation (depreciation) of:
Investments	(9,607)	4,539	(1,763)	(373)
Futures contracts	(846,876)	(2,514,318)	(215,075)	255,017
Net increase (decrease) in net assets from operations	(18,063,505)	(3,764,067)	(164,480)	396,211
Distributions to Shareholders
From net investment income:
Class A Shares	—	—	(44,558)	—
Class C Shares	—	—	(2,814)	—
Class I Shares	—	—	(349,232)	—
Decrease in net assets from distributions to shareholders	—	—	(396,604)	—
Fund Share Transactions
Proceeds from sale of shares	84,126,908	49,364,725	819,562	8,982,895
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	192,399	—
	84,126,908	49,364,725	1,011,961	8,982,895
Cost of shares redeemed	(13,007,179)	(4,901,815)	(791,612)	(9,136,202)
Net increase (decrease) in net assets from Fund share transactions	71,119,729	44,462,910	220,349	(153,307)
Net increase (decrease) in net assets	53,056,224	40,698,843	(340,735)	242,904
Net assets at the beginning of period	59,682,151	18,983,308	7,971,076	7,728,172
Net assets at the end of period	$112,738,375	$59,682,151	$7,630,341	$7,971,076
Undistributed (Over-distribution of) net investment income at the end of period	$1,788,057	$2,238,886	$(396,763)	$53,347

See accompanying notes to financial statements.

Nuveen Investments	27

Financial

Highlights (Unaudited)

Gresham Diversified Commodity Strategy

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (7/12)
2015(f)	$16.75	$(0.09)	$(2.96)	$(3.05)	$—	$—	$—	$13.70
2014	17.91	(0.23)	(0.93)	(1.16)	—	—	—	16.75
2013	20.71	(0.22)	(2.28)	(2.50)	(0.30)	—	(0.30)	17.91
2012(d)	20.00	(0.04)	0.75	0.71	—	—	—	20.71
Class C (7/12)
2015(f)	16.57	(0.15)	(2.91)	(3.06)	—	—	—	13.51
2014	17.81	(0.35)	(0.89)	(1.24)	—	—	—	16.57
2013	20.68	(0.36)	(2.27)	(2.63)	(0.24)	—	(0.24)	17.81
2012(d)	20.00	(0.07)	0.75	0.68	—	—	—	20.68
Class I (7/12)
2015(f)	16.86	(0.07)	(2.99)	(3.06)	—	—	—	13.80
2014	17.95	(0.18)	(0.91)	(1.09)	—	—	—	16.86
2013	20.72	(0.18)	(2.27)	(2.45)	(0.32)	—	(0.32)	17.95
2012(d)	20.00	(0.03)	0.75	0.72	—	—	—	20.72

28	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(18.21)%	$360	1.59	%*	(1.50	)%*	1.31	%*	(1.23	)%*	0%
(6.48)	496	2.00		(1.91)		1.32		(1.23)		0
(12.16)	388	3.07		(2.96)		1.32		(1.21)		0
3.55	52	8.75	*	(8.63	)*	1.32	*	(1.20	)*	0

(18.53)	686	2.34	*	(2.25	)*	2.06	*	(1.98	)*	0
(6.96)	952	2.81		(2.73)		2.07		(1.98)		0
(12.81)	74	3.58		(3.47)		2.07		(1.96)		0
3.40	52	9.51	*	(9.40	)*	2.07	*	(1.95	)*	0

(18.15)	111,693	1.36	*	(1.27	)*	1.06	*	(0.98	)*	0
(6.07)	58,234	1.83		(1.75)		1.07		(0.98)		0
(11.91)	18,521	2.62		(2.51)		1.07		(0.96)		0
3.60	7,147	8.52	*	(8.40	)*	1.07	*	(0.95	)*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period July 30, 2012 (commencement of operations) through September 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting period.
(f)	For the six months ended March 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	29

Financial Highlights (Unaudited) (continued)

Gresham Long/Short Commodity Strategy

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital		Total	Ending NAV
Class A (7/12)
2015(f)	$19.28	$(0.15)	$(0.26)	$(0.41)	$(0.92)	$—	$—		$(0.92)	$17.95
2014	18.49	(0.30)	1.09	0.79	—	—	—		—	19.28
2013	19.64	(0.30)	(0.77)	(1.07)	(0.08)	—	—	**	(0.08)	18.49
2012(d)	20.00	(0.06)	(0.30)	(0.36)	—	—	—		—	19.64
Class C (7/12)
2015(f)	19.02	(0.22)	(0.25)	(0.47)	(0.77)	—	—		(0.77)	17.78
2014	18.38	(0.44)	1.08	0.64	—	—	—		—	19.02
2013	19.61	(0.44)	(0.77)	(1.21)	(0.02)	—	—	**	(0.02)	18.38
2012(d)	20.00	(0.08)	(0.31)	(0.39)	—	—	—		—	19.61
Class I (7/12)
2015(f)	19.35	(0.13)	(0.25)	(0.38)	(0.97)	—	—		(0.97)	18.00
2014	18.51	(0.26)	1.10	0.84	—	—	—		—	19.35
2013	19.65	(0.25)	(0.79)	(1.04)	(0.09)	—	(0.01)		(0.10)	18.51
2012(d)	20.00	(0.05)	(0.30)	(0.35)	—	—	—		—	19.65

30	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(2.01)%	$417	3.62	%*	(3.54	)%*	1.71	%*	(1.63	)%*	0%
4.16	991	3.41		(3.32)		1.72		(1.63)		0
(5.40)	1,100	5.43		(5.32)		1.72		(1.61)		0
(1.80)	49	9.16	*	(9.07	)*	1.72	*	(1.63	)*	0

(2.41)	65	4.31	*	(4.21	)*	2.47	*	(2.37	)*	0
3.43	54	4.21		(4.12)		2.47		(2.38)		0
(6.12)	52	5.30		(5.18)		2.47		(2.35)		0
(1.95)	49	9.90	*	(9.81	)*	2.47	*	(2.38	)*	0

(1.89)	7,148	3.31	*	(3.21	)*	1.46	*	(1.37	)*	0
4.48	6,926	3.01		(2.92)		1.47		(1.38)		0
(5.24)	6,576	4.26		(4.14)		1.47		(1.35)		0
(1.75)	6,778	8.91	*	(8.82	)*	1.47	*	(1.38	)*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period July 30, 2012 (commencement of operations) through September 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting period.
(f)	For the six months ended March 31, 2015.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	31

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Gresham Diversified Commodity Strategy Fund (“Gresham Diversified Commodity Strategy”) and Nuveen Gresham Long/Short Commodity Strategy Fund (“Gresham Long/Short Commodity Strategy”) (each a “Fund” and collectively, the “Funds”), as diversified Funds, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Funds is March 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gresham Investment Management LLC (“Gresham”), an affiliate of the Adviser and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, (collectively, the “Sub-Advisers”). The Adviser has selected Gresham, acting through its Near Term Active division, to manage each Fund’s commodity investment strategy. The Adviser has selected NAM to manage each Fund’s fixed income investments.

Investment Objectives and Principal Investment Strategies

Gresham Diversified Commodity Strategy’s investment objective is to seek attractive total return. Under normal market conditions, the Fund invests primarily in a diversified portfolio of commodity futures contracts and fixed income investments. The Fund’s investment strategy has two elements:

•	A portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets which is actively managed by Gresham, pursuant to its proprietary Tangible Asset Program® ( “TAP®”), a fully collateralized, long-only, rules-based commodity investment strategy; and

•	A portfolio of cash equivalents, U.S. government securities and other high-quality short-term debt securities which is actively managed by NAM.

Gresham Long/Short Commodity Strategy’s investment objective is to seek attractive total return. Under normal market conditions, the Fund primarily invests in a diversified portfolio of commodity futures contracts and fixed income investments. The Fund’s investment strategy has two elements:

•	A portfolio of long and/or short exchange-traded commodity futures contracts providing long and/or short exposure to all principal groups in the global commodity markets which is actively managed by Gresham, pursuant to its proprietary Long/Short Strategy, a fully collateralized, long/short rules-based commodity investment strategy; and

•	A portfolio of cash equivalents, U.S. government securities and other high-quality short-term debt securities which is actively managed by NAM.

Each Fund invests in a diversified portfolio of exchange-traded commodity futures contracts with an aggregate value substantially equal to the Funds’ net assets. The Funds invest in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. The Funds may also invest in commodity-linked forward contracts, notes, swap agreements and other derivative instruments that provide investment exposure to commodities.

Although the Funds may make investments in commodity-linked derivative instruments directly, Gresham Diversified Commodity Strategy and Gresham Long/Short Commodity Strategy expect to primarily gain exposure to these investments by investing in the Gresham Diversified Commodity Fund Ltd. and Gresham Long/Short Commodity Fund Ltd., respectively, (each a “Subsidiary” and collectively the “Subsidiaries”) wholly-owned subsidiaries of the Funds organized under the laws of the Cayman Islands. The Subsidiaries are advised by the Adviser and sub-advised by Gresham. Each Fund’s investment in its Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Funds, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiaries have the same investment objective as each of their respective Funds, but unlike the Funds, they may invest without limitation in commodity-linked derivative instruments. The Subsidiaries are otherwise subject to the same fundamental and non-fundamental investment restrictions as the Funds. Except as otherwise noted, for purposes of this report, references to the Funds’ investments may also be deemed to include each Fund’s indirect investments through its Subsidiary.

32	Nuveen Investments

Each Fund intends to invest up to 25% of its net assets in its Subsidiary, which in turn invests in a diversified portfolio of exchange-traded commodity futures contracts. Because commodity futures contracts provide investment exposure that greatly exceeds the margin requirements for such positions, the Subsidiary will be able to use this small portion of each Fund’s net assets to gain exposure to commodity futures contracts with an aggregate value substantially equal to 100% of each Fund’s net assets.

Assets not invested by the Funds in the Subsidiaries or directly in commodity-linked derivative instruments are invested by NAM in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Funds’ fixed income investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities. The Funds’ investments in cash equivalents and short-term debt securities (other than U.S. government securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by NAM to be of comparable quality.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same for federal income tax purposes.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discount for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Consolidated Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Consolidated Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments	33

Notes to Financial Statements (Unaudited) (continued)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Commodity futures contracts traded on an exchange will be valued at the final settlement price or official closing price as determined by the principal exchange on which the instruments are traded as supplied by independent pricing services. These investments are generally classified as Level 1. Over-the-counter commodity futures contracts not traded on an exchange will be valued, in order of hierarchy, by independent pricing services, price quotations obtained from counterparty broker-dealers, or through fair valuation methodologies as determined by the Adviser. These investments are generally classified as Level 2. Additionally, events may occur after the close of the market, but prior to the determination of each Fund’s NAV, that may affect the values of each Fund’s investments. In such circumstances, the Adviser will determine a fair valuation for such investments that in its opinion is reflective of fair market value. These investments are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of fixed-income securities, including, but not limited to, highly rated zero coupon fixed-income securities and U.S. Treasury bills, issued with maturities of one year or less, are provided by a pricing service approved by the Adviser. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

34	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Gresham Diversified Commodity Strategy	Level 1	Level 2	Level 3	Total
Short-Term Investments:
U.S. Government and Agency Obligations	$—	$91,528,897	$—	$91,528,897
Repurchase Agreements	—	12,518,460	—	12,518,460
Investments in Derivatives:
Futures Contracts*	(3,674,498)	—	—	(3,674,498)
Total	$(3,674,498)	$104,047,357	$—	$100,372,859

Gresham Long/Short Commodity Strategy
Short-Term Investments:
U.S. Government and Agency Obligations	$—	$6,196,358	$—	$6,196,358
Repurchase Agreements	—	1,066,235	—	1,066,235
Investments in Derivatives:
Futures Contracts*	108,706	—	—	108,706
Total	$108,706	$7,262,593	$—	$7,371,299
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Consolidated Portfolio of Investments.

The Funds’ Board of Trustees (the “Board”) is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Gresham Diversified Commodity Strategy
	Fixed Income Clearing Corporation	$5,263,900	$(5,263,900)	$—
	State Street Bank	7,254,560	(7,254,560)	—
Total		$12,518,460	$(12,518,460)	$—
Gresham Long/Short Commodity Strategy
	Fixed Income Clearing Corporation	$339,392	$(339,392)	$—
	State Street Bank	726,843	(726,843)	—
Total		$1,066,235	$(1,066,235)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Consolidated Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Consolidated Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Each Fund invests in commodity futures contracts. Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Consolidated Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Consolidated Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Consolidated Statement of Operations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Consolidated Statement of Operations.

Risks of investments in commodity futures contracts include possible adverse movement in the price of the commodities underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and the possibility that a change in the value of the contract may not correlate with a change in the value of the underlying commodities.

The average notional amount of futures contracts outstanding during the current fiscal period, was as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Average notional amount of futures contracts outstanding*	$87,815,584	$5,432,148
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

36	Nuveen Investments

The following table presents the fair value of all futures contracts held by the Funds as the end of the reporting period, the location of these instruments on the Consolidated Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Gresham Diversified Commodity Strategy

Commodity	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$252,911	Payable for variation margin on futures contracts*	$988,594
		Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(882,361)	Payable for variation margin on futures contracts*	(4,033,642)
Total			$(629,450)		$(3,045,048)

Gresham Long/Short Commodity Strategy

Commodity	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$150,122	Payable for variation margin on futures contracts*	$67,137
		Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(77,626)	Payable for variation margin on futures contracts*	(30,927)
Total			$72,496		$36,210
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Portfolio of Investments and not the asset and liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Consolidated Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Gresham Diversified Commodity Strategy	Commodity	Futures contracts	$(16,756,861)	$(846,876)
Gresham Long/Short Commodity Strategy	Commodity	Futures contracts	105,835	(215,075)

Financial Instrument Risk

The financial instruments used by the Funds are commodity futures, whose values are based upon an underlying asset and generally represent future commitments that have a reasonable possibility of being settled in cash or through physical delivery. As of the end of the reporting period, the financial instruments held by the Funds are traded on an exchange and are standardized contracts.

Market risk is the potential for changes in the value of the financial instruments traded by the Funds due to market changes, including fluctuations in commodity prices. Investing in commodity futures contracts involves the Funds entering into contractual commitments to purchase or sell a particular commodity at a specified date and price. The market risk associated with each Fund’s commitments to purchase commodities will be limited to the gross or face amount of the contracts held. Each Fund’s exposure to market risk may be influenced by a number of factors, including changes in international balances of payments and trade, currency devaluations and revaluations, changes in interest and foreign currency exchange rates, price volatility of commodity futures contracts and market liquidity, weather, geopolitical events and other factors.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty performing according to the terms of the futures and option contracts. A Fund may be exposed to credit risk from its investments in commodity futures contracts and options on commodity futures contracts resulting from the clearing house associated with a particular exchange failing to meet its obligations to the Fund. In general, clearing houses are backed by their corporate members who may be required to share in the financial burden resulting from the nonperformance of one of their members, which should significantly reduce this credit risk. In cases where the clearing house is not backed by the clearing members (i.e., as in some foreign exchanges), it may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearing house will meet its obligations to the Fund. Gresham Long/Short Commodity Strategy is subject to short exposure when it sells short a futures contract. Short sales are transactions in which the Fund initiates a position by selling a futures contract short. A short futures position allows the short seller to profit from declines in the price of the underlying commodity to the extent such declines exceed the transaction costs. In a short sale transaction, the Fund must deliver the underlying commodity at the contract price to a buyer of the contract who stands for delivery under the rules of the exchange that lists the contract or must offset the contract by entering into an opposite and offsetting transaction in the market.

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

A short sale creates the risk of an unlimited loss since the price of the underlying commodity in a futures contract could theoretically increase without limit, thus increasing the cost of covering the short positions. In circumstances where a market has reached its maximum price limits imposed by the exchange, the short seller may be unable to offset its short position until the next trading day, when prices could increase again in rapid trading.

Each Fund’s risk of loss in the event of counterparty default is typically limited to the amounts recognized on the Consolidated Statement of Assets and Liabilities and not represented by the contract or notional amounts of the instruments.

The commodity markets have volatility risk. The commodity markets have experienced periods of extreme volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings. In addition, volatility in the commodity and securities markets may directly and adversely affect the setting of distribution rates on the Funds’ shares.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/15		Year Ended 9/30/14
Gresham Diversified Commodity Strategy	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,812	$111,317	253,485	$4,567,193
Class C	469	6,994	56,981	1,033,378
Class I	5,499,683	84,008,597	2,442,188	43,764,154
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	5,507,964	84,126,908	2,752,654	49,364,725
Shares redeemed:
Class A	(11,140)	(166,724)	(245,593)	(4,487,739)
Class C	(7,180)	(102,878)	(3,678)	(64,259)
Class I	(861,329)	(12,737,577)	(19,258)	(349,817)
	(879,649)	(13,007,179)	(268,529)	(4,901,815)
Net increase (decrease)	4,628,315	$71,119,729	2,484,125	$44,462,910

	Six Months Ended 3/31/15		Year Ended 9/30/14
Gresham Long/Short Commodity Strategy	Shares	Amount	Shares	Amount
Shares sold:
Class A	11,043	$200,537	32,412	$600,414
Class C	810	15,000	—	—
Class I	32,951	604,025	447,817	8,382,481
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,352	42,250	—	—
Class C	26	464	—	—
Class I	8,316	149,685	—	—
	55,498	1,011,961	480,229	8,982,895
Shares redeemed:
Class A	(41,593)	(753,915)	(40,511)	(758,570)
Class C	—	—	—	—
Class I	(2,029)	(37,697)	(445,153)	(8,377,632)
	(43,622)	(791,612)	(485,664)	(9,136,202)
Net increase (decrease)	11,876	$220,349	(5,435)	$(153,307)

5. Investment Transactions

The Funds did not have any purchases or sales of long-term investments during the current fiscal period.

38	Nuveen Investments

6. Income Tax Information

Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

Each Fund’s ability to make direct and indirect investments in commodities and certain related investments is limited by the Fund’s intention to qualify as a RIC under the Code. If a Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. Each Fund’s investment in its Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. In the past, the IRS had issued private letter rulings to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). In 2011 the IRS suspended the issuance of such rulings while considering the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. The Funds have not received a private letter ruling. In the absence of a private letter ruling or guidance to the same or similar effect, the Funds will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Code, income received from a controlled foreign corporation (“CFC”) by a RIC will be considered qualifying income if it is distributed from the CFC in the year earned, and the Subsidiaries will be operated consistent with the statutory provision. To the extent that income from the CFC is not distributed by the CFC in the current year, such income will nonetheless be considered qualifying income as it meets the definition of other qualifying income defined in IRC Section 851(b). Any amount not distributed by the CFC in the current fiscal year will be distributed in the subsequent fiscal year. However, if a Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

If the Subsidiaries do not make the distributions, or do not make the distributions in the year earned, the Funds will still be required to recognize the Subsidiaries’ income including net investment income, net realized gain on futures contracts and certain net unrealized gains on futures contracts as ordinary income for the purposes of calculating the Funds’ own taxable income. Net losses earned by the Subsidiaries may not be netted with income or gain earned within the Funds and may not be carried forward for use in future years.

For all open tax years and all major taxing jurisdictions, the management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of March 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Cost of investments	$104,045,939	$7,262,297
Gross unrealized:
Appreciation	$6,390	$503
Depreciation	(4,972)	(207)
Net unrealized appreciation (depreciation) of investments	$1,418	$296

Permanent differences, primarily due to calculation of taxable income from the Subsidiaries and net operating losses, resulted in reclassifications among the Funds’ components of net assets as of September 30, 2014, the Funds’ last tax year end, as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Capital paid-in	$(2,258,577)	$159,279
Undistributed (Over-distribution of) net investment income	2,258,920	(159,279)
Accumulated net realized gain (loss)	(343)	—

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2014, the Funds’ last tax year end, were as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Undistributed net ordinary income[1]	$—	$395,313
Undistributed net long-term capital gains	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended September 30, 2014, was designated for purposes of the dividends paid deduction as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Distributions from net ordinary income[1]	$—	$—
Distributions from net long-term capital gains	—	—
Return of capital	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Gresham Diversified Commodity Strategy
Post-October capital losses[2]	$—
Late-year ordinary losses[3]	206,172
[2]	Capital losses incurred from November 1, 2013 through September 30, 2014, the Funds’ last tax year ended.
[3]	Ordinary losses incurred from January 1, 2014 through September 30, 2014, and specified losses incurred from November 1, 2013 through September 30, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gresham and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
For the first $125 million	0.8000%	1.0000%
For the next $125 million	0.7875	0.9875
For the next $250 million	0.7750	0.9750
For the next $500 million	0.7625	0.9625
For the next $1 billion	0.7500	0.9500
For net assets over $2 billion	0.7250	0.9250

40	Nuveen Investments

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2015, the complex-level fee rate for each Fund was 0.1635%.

Gresham manages the Subsidiaries’ commodity investments on a discretionary basis, subject to the supervision of the Adviser. The Subsidiaries do not pay the Adviser or Gresham a management fee for their services. The Subsidiaries have also entered into separate contracts for the provision of custody and transfer agency services and pay custody, transfer agency, trustees and legal expenses. Each Fund, as the sole shareholder of its Subsidiary, will bear the costs of these services, which will ultimately be borne by shareholders of the Funds.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Expense Cap	Expense Cap Expiration Date
Gresham Diversified Commodity Strategy	1.10%	September 30, 2016
Gresham Long/Short Commodity Strategy	1.50	September 30, 2016

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Sales charges collected	$921	$—
Paid to financial intermediaries	806	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Commission advances	$70	$150

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
12b-1 fees retained	$2,245	$56

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to the shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
CDSC retained	$124	$—

As of the end of the reporting period, Nuveen and Gresham, owned shares of the Funds as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Class A Shares	2,500	2,500
Class C Shares	2,500	2,500
Class I Shares	345,000	345,000

8. Basis for Consolidation and Subsidiary Information

Gresham Diversified Commodity Fund Ltd. and Gresham Long/Short Commodity Fund Ltd. were each incorporated as wholly-owned subsidiaries acting as investment vehicles of Gresham Diversified Commodity Strategy and Gresham Long/Short Commodity Strategy, respectively, in order to effect certain investments for the Funds consistent with the Funds’ investment objectives and policies as specified in their prospectus and statement of additional information. Under the Articles of Association, shares issued by the Subsidiaries confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiaries and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries.

Each Fund’s Consolidated Portfolio of Investments includes the portfolio holdings, including investments in derivatives, of the Fund and the Subsidiary. Each Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the accounts of the Fund and the Subsidiary, and all inter-fund transactions and balances have been eliminated.

The following table summarizes the structure, incorporation and relationship information of the Subsidiaries, and certain financial information of the Subsidiaries recognized in the consolidated financial statements referred to above.

	Gresham Diversified Commodity Strategy Fund, Ltd.	Gresham Long/Short Commodity Strategy Fund, Ltd.
Date of Incorporation	April 10, 2012	April 10, 2012

Fund Net Assets
Gresham Diversified Commodity Strategy	$112,738,375	$—
Gresham Long/Short Commodity Strategy	—	7,630,341
Subsidiary % of Fund net assets	13.76%	14.73%

Consolidated Financial Statement Information
Total assets	$19,201,499	$1,123,599
Total liabilities	3,868,325	—
Net assets	15,515,174	1,123,599
Total investment income	227	17
Net investment income (loss)	(72,681)	(27,779)
Net realized gain (loss) from futures contracts	(16,756,861)	105,835
Change in net unrealized appreciation (depreciation) of futures contracts	(846,876)	(215,075)
Increase (decrease) in net assets	8,665,983	129,363

42	Nuveen Investments

Additional

Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Gresham Investment Management LLC

Near Term Active division

67 Irving Place

New York, NY 10003

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	43

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclay BTOP50 Index: An index that seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Bloomberg Commodity Index: An unmanaged index that seeks to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and currently represents 20 commodities. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index.

Commodity: A physical good, such as an agricultural product or metal, that is interchangeable with other goods of the same type. Commodity futures (contracts for the future delivery of a standardized amount of the commodity) are traded on exchanges such as the Chicago Board of Trade.

Flat Position: Instead of shorting a futures contract when market signals dictate, the Fund will not have a futures contract position for that commodity, and will instead move that position to cash.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Commodities General Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Commodities General Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect applicable sales charges.

Long Position: A security a fund owns in its portfolio.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Short Position: A security a fund does not own, but has sold through the delivery of a borrowed security.

44	Nuveen Investments

Notes

Nuveen Investments	45

Notes

46	Nuveen Investments

Notes

Nuveen Investments	47

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $233 billion as of March 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-GRESH-0315P        8101-INV-B-05/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: June 4, 2015

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: June 4, 2015